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                                                                    EXHIBIT 10.3

================================================================================

                           AGREEMENT TO BUILD TO SUIT


                                  By and Among



                               SBC WIRELESS, LLC,
           for itself and as Agent for certain SBCW Parties Designated on the signatures Page Hereof,


                                       and



                           SPECTRASITE HOLDINGS, INC.

                                [TowerCo Parent]


                                       and




                        SPECTRASITE COMMUNICATIONS, INC.

              [Vendor, a wholly-owned subsidiary of TowerCo Parent]





                               December 14, 2000
================================================================================


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                                                                                                               Page

                                TABLE OF CONTENTS


                                                                                                               Page


                                    Article I
                                   Definitions

Section 1.01. Definitions. .......................................................................................1
Section 1.02. Use of Words and Phrases. .........................................................................10

                                   Article II
                               Agreement Documents


                                   Article III
                     Scope Of Work; Nature Of The Engagement

Section 3.01. Engagement of Vendor. .............................................................................11
Section 3.02. Identification of Collocation Sites. ..............................................................12
Section 3.03. Term.  14
Section 3.04. Time for Commencement and Completion. .............................................................14
Section 3.05. Relationship. .....................................................................................14
Section 3.06. Project Personnel. ................................................................................15
Section 3.07. Familiarity with Project and BTS Sites. ...........................................................16
Section 3.08. Quality Standard. .................................................................................16
Section 3.09. Books and Records of Vendor, Right of Inspection by SBCW. .........................................16
Section 3.10. Scope of the Project. .............................................................................17
Section 3.11. Available BTS Sites in Event of Condemnation. .....................................................19
Section 3.12. Additional Provisions Regarding SBCW Parties. .....................................................19

                                   Article IV
                              Vendor's Undertakings

Section 4.01. Vendor's Undertakings. ............................................................................22
Section 4.02. Governmental Requirements and Permits. ............................................................23

                                    Article V
                             Pre-Construction Phase

Section 5.01. Proposal of BTS Sites; Development Plan. ..........................................................25
Section 5.02. Due Diligence .....................................................................................26
Section 5.03. Utilities. ........................................................................................27

                                   Article VI
                               Construction Phase

Section 6.01. General. ..........................................................................................28
Section 6.02. Performance of the Work ...........................................................................28
Section 6.03. Implementation Plan. ..............................................................................29

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Section 6.04. Site Schedule. ....................................................................................29
Section 6.05. Quality Review. ...................................................................................30
Section 6.06. Compliance with Requirements, Permits, Bonds and Insurance during Construction ....................30
Section 6.07. Work Permits. .....................................................................................30
Section 6.08. Construction by Vendor. ...........................................................................31
Section 6.09. Site Data. ........................................................................................31
Section 6.10. Warranty. .........................................................................................31
Section 6.11. Access and Inspection. ............................................................................32
Section 6.12. Completion. .......................................................................................33

                                   Article VII
                             Guaranty Of Obligations

Section 7.01. TowerCo Parent's Guaranty. ........................................................................34

                                  Article VIII
                 Vendor's Additional Obligations As To Bts Sites

Section 8.01. Hazardous Waste and Contamination Investigation. ..................................................35
Section 8.02. Geotechnical Subsurface and Soil Investigation. ...................................................35
Section 8.03. Additional Environmental Requirements .............................................................36
Section 8.04. FAA/FCC Compliance. ...............................................................................37

                                   Article IX
                              Agreement To Sublease

Section 9.01. Execution of the Site Designation Supplement. .....................................................37
Section 9.02. Effect of Sublease and Site Designation Supplement. ...............................................38

                                    Article X
                                    Insurance

Section 10.01. Vendor's Insurance Requirements. .................................................................38
Section 10.02. Evidence of Insurance. ...........................................................................39
Section 10.03. Waiver of Subrogation. ...........................................................................39

                                   Article XI
                              Liability; Indemnity

Section 11.01. Liquidated Damages. ..............................................................................39
Section 11.02. Indemnity of SBCW. ...............................................................................40
Section 11.03. Relationship to Insurance. .......................................................................41
Section 11.04. No Third-Party Beneficiaries. ....................................................................41

                                   Article XII
                    Additional Representations And Warranties

Section 12.01. SBCW's Representations and Warranties.............................................................41
Section 12.02. Vendor's Representations and Warranties. .........................................................41
Section 12.03. TowerCo Parent's Representations and Warranties. .................................................42

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
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                                  Article XIII
                             Default And Termination

Section 13.01. Default by Vendor. ...............................................................................42
Section 13.02. Obligations upon Termination. ....................................................................44
Section 13.03. Termination of Agreement by Vendor in Respect of SBCW's Bankruptcy. ..............................44

                                   Article XIV
                                  Force Majeure

Section 14.01. Force Majeure. ...................................................................................45
Section 14.02. Effect of Force Majeure. .........................................................................46

                                   Article XV
                      Fire or Other Casualty; Condemnation

Section 15.01. Obligation to Reconstruct; Use of Insurance Proceeds. ............................................46
Section 15.02. Condemnation of the Tower or Site; Application of Compensation. ..................................46

                                   Article XVI
                                  Miscellaneous

Section 16.01. Notices ..........................................................................................47
Section 16.02. Assignment, Binding Effect. ......................................................................48
Section 16.03. Authorized Representatives. ......................................................................49
Section 16.04. Headings. ........................................................................................49
Section 16.05. Annexes, Exhibits and Schedules. .................................................................49
Section 16.06. Publicity. .......................................................................................49
Section 16.07. Severability. ....................................................................................49
Section 16.08. Waiver. ..........................................................................................50
Section 16.09. Rights Cumulative. ...............................................................................50
Section 16.10. Time of Essence, Prompt Responses. ...............................................................50
Section 16.11. Applicable Law. ..................................................................................50
Section 16.12. Waiver of Jury Trial. ............................................................................50
Section 16.13. Entire Agreement. ................................................................................50
Section 16.14. Modifications. ...................................................................................51
Section 16.15. Counterparts. ....................................................................................51
Section 16.16. No Brokers. ......................................................................................51
Section 16.17. Power of Attorney by SBCW Parties; Authorization. ................................................51


Annex and Schedules

Annex A  Specifications
Annex B  Vendor Responsibility Matrix
Annex C  Project Data Requirements; Form of SARF
Annex D Form of Candidate  Sheet;  Notice to Proceed
Annex E Form of Punch List

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Annex F Certificate of Completion
Annex G Form of Site Data Package; Form of Due Diligence Package Annex H Form of Site Schedule Annex I Collocation Services on TowerCo Existing Sites Summary Annex J [Intentionally deleted] Annex K SBCW Standard Configuration Annex L
Minimum Standards for BTS Sites Annex M Minimum Standards for Potential Collocation Sites Annex N Existing Contracts

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Schedule 8.04              Rules, Policies, Regulations and Interpretations of SBCW Relating to or in Connection
                           with Applicable FAA and FCC Regulations
Schedule 3.10(c)           Terms under which SBCW may acquire Sites and develop and construct its own Towers and transfer such Towers to Southern Towers, Inc., an Affiliate of Vendor
Schedule 3.12(a)
Schedule 3.12(b)

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                           AGREEMENT TO BUILD TO SUIT


     THIS AGREEMENT, made and entered into as of the 14th day of December, 2000 by and between SBC WIRELESS, LLC, a Delaware limited liability company ("SBCW"), for itself and as Agent for certain SBCW Parties (as defined in Section 1.01) designated on the signature pages hereto, SPECTRASITE HOLDINGS, INC., a Delaware corporation ("TowerCo Parent"), and SPECTRASITE COMMUNICATIONS, INC., a wholly-owned subsidiary of TowerCo Parent and a Delaware corporation ("Vendor").

                              W I T N E S S E T H:

     WHEREAS, SBCW desires for Vendor to identify potential cell site locations within specified search areas located within the Territory for build-to-suit sites and to cause each such cell site selected by SBCW to be acquired or leased by Vendor and to be developed, among other things, causing a tower and other improvements to be designed, constructed and installed thereon, for the non-exclusive use and occupancy by SBCW or SBCW Parties pursuant to the BTS Sublease; and

     WHEREAS, SBCW and Vendor desire to enter into this Agreement to set forth their respective duties and responsibilities pertaining to such design, construction and installation and other matters relating thereto and intend to bind hereby only Vendor, SBCW and the SBCW Parties;

     NOW, THEREFORE, for and in consideration of the premises, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                                    Article I
                                   Definitions

Section 1.01.     Definitions.

     (a) The following capitalized terms shall have the following respective meanings for purposes of this Agreement:

                  "Acquisition" means the acquisition by Vendor of a fee simple title to or ground lease interest in each BTS Site, all investigations, examinations, tests and inspections, and other due diligence activities incidental thereto, and all legal activities incidental thereto.

                  "Affiliate" means with respect to either party, any individual or firm, corporation, partnership, limited liability company, association, trust or other entity which, whether directly or indirectly, Controls, is Controlled by, or is under common Control with the subject party. "Affiliation" means, with respect to two Persons, the relationship of such Persons as Affiliates of each other.

                  "Agreement" means this Agreement, including any Annexes, Schedules and any amendments hereto or thereto.

                  "Agreement to Sublease" means the Agreement to Sublease dated August 25, 2000, among TowerCo Parent, Vendor, SBC TowerCo Inc. and the other Sublessor Entities named therein.

                  "BTS Rent" has the meaning given to such term in the BTS Sublease.

                  "BTS Markets" has the meaning given to such term in Section 3.12(a).

                   "BTS Sites" means the cell tower site locations located within the Territory that are or will be owned or leased by Vendor or TowerCo Affiliates: (i) on which Vendor constructs or is to construct Towers and Improvements pursuant to this Agreement; and (ii) on which SBCW or a SBCW Party leases the Leased Space. BTS Sites include Completed BTS Sites but excludes TowerCo Existing Sites.

                  "BTS Sublease" means the Sublease (BTS) of even date herewith among TowerCo Parent, SpectraSite Communications, Inc. or SpectraSite Wireless Towers, Inc. and SBCW.

                  "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close in New York.

                  "Cingular" means Cingular Wireless, LLC or its successor, if any, by merger, consolidation or sale of all or substantially all of Cingular's or its successor's assets.

                  "Claim" has the meaning given to such term in Section 11.02.

                  "Collocation  Services"  has the  meaning  given  such term in
Section 3.02.

                  "Communications Equipment" has the meaning given to such term in the BTS Sublease.

                  "Completed  BTS Sites" has the  meaning  given to such term in
Section 6.12(c).

                   "Completion," "Complete" or "Completed" means (i) Vendor's receipt of zoning approvals and other Permits in accordance with all Governmental Requirements, and all applicable FAA approvals and/or antennas structure registration ("ASR") approvals (FCC Form 854 and 854R) have been appropriately filed; (ii) Vendor's completion of all items of construction in accordance with the Specifications and the requirements of all Governmental Authorities so that SBCW or an SBCW Party can use the Leased Space of the BTS Site without interference in the conduct of its ordinary business activities; (iii) Vendor's securing a certificate of occupancy or any other final municipal approval from the applicable Governmental Authority; (iv) the issuance by Vendor or SBCW, as the case may be, of the Completion Certificate;
         (v) ready access by SBCW or an SBCW Party, its employees, agents and invitees, to (A) during the construction period, the entire BTS Site (including Tower and Improvements) and (B) after the Completion of construction, the Leased Space; (vi) all the fixtures and equipment to be installed by Vendor are installed and in good operating order; (vii) the BTS Site is clean; and (viii) the Tower and the Improvements are ready for the installation of SBCW's Improvements.

                  "Completion Certificate" means, as to each BTS Site, the certificate of completion issued by the party which developed the BTS Site (Vendor or SBCW, as the case may be) and countersigned by the other party with respect to such BTS Site to the effect that the Work is Completed in compliance with this Agreement, which certificate shall be issued in accordance with Annex F attached hereto.

                  "Completion Data" means height verification certifications via 1-A survey, tape drop or some other agreed method, center line measurements, exact location of all equipment on a Tower, and where required, marking and lighting verification and correct posting of Tower registration numbers.

                  "Completion Date" means the date on which the Tower and Improvements are Completed with respect to each BTS Site, pursuant to the Implementation Plan and the applicable Site Schedule.

                   "Compliance Data" means a 1-A survey of exact Tower location, certified by a registered surveyor, together with a topography map plot confirming the location and providing the address of the BTS Site, FAA/FCC height verifications as certified by either a surveyor or an independent contractor authorized to perform height measurements in accordance with SBCW specifications, FAA approvals, where required (FAA forms 7460-1, 7460-2), FCC Tower registration forms, where required (FCC forms 854 and 854-R), certification that the Tower registration number is posted at the BTS Site as required by the FCC regulations, certification that correct marking/lighting is in place in accordance with FAA requirements, and a completed NEPA/EPA checklist demonstrating environmental compliance.

                  "Constructed Improvements" means (i) grounding rings for SBCW and SBCW Party equipment shelters, (ii) connections for utilities service from the meter to SBCW's Communications Equipment, (iii) one or more foundations, concrete equipment pads or raised platforms for SBCW's Communications Equipment, equipment shelters, buildings and constructions, and (iv) any other Improvements built for SBCW's or an SBCW Party's exclusive use in accordance with the Annexes.

                  "Contract  Manager"  has the  meaning  given  to such  term in
Section 3.06(e).

                  "Control" means the ownership, directly or indirectly, of sufficient voting shares of an entity, or otherwise the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of an entity, whether through the ownership of voting securities, by contract or otherwise.

                  "Designated SBCW Parties" has the meaning given to such term in Section 3.12(a).

                   "Due Diligence Package" means collectively the documents in the form of Annex G-2 and information collected by Vendor pursuant thereto.

                  "Effective Date" means the date first above written, being the date on which the parties have executed and delivered this Agreement.

                  "Environmental Assessment" means the "Phase I" (as defined by the National Environmental Protection Agency) environmental assessment of each BTS Site, and such further investigations as are reasonably indicated by the results thereof, to be obtained by Vendor pursuant to
         Article 8 hereof.

                  "Environmental Conditions" has the meaning given to such term in the Agreement to Sublease.

                  "Environmental, Health and Safety Requirements" means all of the terms and conditions of all permits, licenses and other authorizations which are required under, and all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables which are contained in all federal, state and local laws (including rules, regulations, codes, judgments, orders, decrees, stipulations, injunctions and demand letters issued, entered, promulgated or approved thereunder) relating to public health and safety, worker health and safety or pollution or protection of the environment, including laws relating to emissions, discharges, releases or threatened releases of Hazardous Materials into ambient air, surface water, ground water or lands or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials and all provisions of FCC regulation 1.1307 et seq.

                  "Excusable Delay" means as to any BTS Site, a Force Majeure event as to such BTS Site, or an extension or adjustment of the Site Schedule only as it applies to the affected BTS Site, as provided for and expressly permitted under the terms of this Agreement.
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                                                                               5

                  "Existing POPs" means the sum of the POPs shown in Schedule 3.12(b) to this Agreement.

                  "FAA" means the Federal Aviation Administration.

                  "FCC" means the Federal Communications Commission.

                  "Force Majeure" means those events constituting excuse from timely performance by Vendor of any duty or obligation hereunder to which it is subject, as such events are described in Article 13 hereof.

                  "Future Designated SBCW Party" has the meaning given to such term in Section 3.12(a).

                   "Governmental Authority" means any federal, state, county or municipal governmental authority, including all executive, legislative, judicial and administrative bodies thereof.

                  "Governmental Requirements" means (i) all federal, state and local laws, ordinances, and regulations and all orders and decrees of bodies or all Governmental Authorities, which in any manner affect the Services provided under this Agreement, Vendor's performance of its obligations hereunder or the ownership, use or operation of the BTS Sites, and (ii) all Environment, Health and Safety Requirements.

                  "Ground Lease" means, as to a given BTS Site, the ground lease, easement or other right of use pursuant to which Vendor or a TowerCo Affiliate holds a leasehold interest, leasehold estate or other possessory interest therein.

                  "Ground Lease Effective Date" means, as to any Ground Lease, the date of execution and delivery by Vendor or a TowerCo Affiliate of a Ground Lease or, as to any option to enter into any Ground Lease, the date on which such option is exercised.

                  "Hazardous Materials" has the meaning given to such term in the BTS Sublease.

                  "Implementation Plan" means, as to each Site, a plan to be prepared by Vendor that sets forth (i) a narrative description for each phase of the Development of such BTS Site (pre-construction phase, construction phase and post-construction phase and Services), and (ii) an appropriate Site Schedule developed and agreed upon by the parties pursuant to this Agreement and Annexes attached hereto, substantially in the form of Annex H.

                  "Improvements" has the meaning given to such term in the BTS Sublease.

                  "Leased Space" has the meaning given to such term in the BTS Sublease; except that (i) regardless of the actual number of antennas and related equipment placed on the Leased Space of any BTS Site at the time of the execution of the applicable Site Designation Supplement, the Leased Space of such BTS Site shall include space for, and be capable of supporting the following equipment or the tower load equivalent of: (x) up to twelve (12) panel antennas consistent with the
         (12) panel antenna arrays and related equipment specified in Annex K, and (y) a microwave dish placed seventeen feet (17') below (measured center-line to center-line) the location of such panels; provided, however, that the size of such antennas and microwave dish shall not exceed that of SBCW's configuration(s) for antennas and microwave dishes as more particularly described in Annex K, and (ii) shall include a sector frame for such antennas. With respect to any sublease entered into at a Third Party Site as hereinafter provided, the Leased Space shall be the demised premises described in such sublease.

                  "Liquidated  Damages"  has the  meaning  given to such term in
Section 11.01.

                  "Market  Transfer"  has the  meaning  given  to  such  term in
Section 3.12(c).

                  "Notice to Proceed" means a written notice to proceed, substantially in the form of the Notice to Proceed included in Annex D, given by SBCW to Vendor pursuant to this Agreement.

                  "Obligations" has the meaning given to such term in Section 7.01.

                  "Original  Market"  has the  meaning  given  to  such  term in
Section 3.12(b).

                  "Original Market Business" has the meaning given to such term in Section 3.12(b).

                  "Permit  Appeal  Action" has the meaning given to such term in
Section 4.02(h).

                  "Permits" means any and all certificates, licenses, permits, authorizations, registrations, consents, special use permits and other approvals by the applicable Governmental Authorities having jurisdiction in such matters required to be obtained, issued, granted or received for the performance of the Work and Completion or the Permitted Use (other than as to installation of SBCW's Communications Equipment), including without limitation any and all Permits to be issued by all Governmental Authorities that are required for the construction of the Tower and Improvements related thereto.

                  "Permitted Use" has the meaning given to such term in the BTS Sublease.

                  "Person" means any individual, firm, corporation, partnership, limited liability company, trust, unincorporated business association or Governmental Authority.

                  "Potential Collocation Sites" has the meaning given to such term in Section 3.02.

                  "Project"   means   Vendor's   performance  of  the  Work  and
         construction of the Towers on the BTS Sites and the provision of the Collocation Services if requested by SBCW.

                  "Punch List" has the meaning given to such term in Section 6.12(c).

                  "SARF" has the meaning given to such term in Section 5.01(a).

                  "SBCW" has the meaning given to such term in the Preamble to this Agreement; provided that when appropriate "SBCW" shall also mean the SBCW Party which becomes (or is contemplated to become) a lessee of space at a site pursuant to this Agreement.

                  "SBCW's Communications Equipment" has the meaning given to such term in the BTS Sublease.

                  "SBCW Indemnitee" means each of SBCW, SBCW's Affiliates, and the respective directors, officers, employees, agents, contractors, subcontractors, advisors and consultants of SBCW and SBCW Parties.

                  "SBCW's Improvements" has the meaning given to such term in the BTS Sublease.

                  "SBCW Party" means corporations, partnerships, limited liability companies or other entities which are Affiliates of Cingular and whose names are set forth on the signature pages hereof, and such additional Persons as become SBCW Parties pursuant to Section 3.12 of this Agreement. For purposes of this Agreement, except as provided in
         Section 3.12 of this Agreement, any Person which becomes an Affiliate of Cingular after the date hereof is deemed not to be an SBCW Party.

                  "SBCW Sublease" has the meaning given to such term in Section 16.02.

                  "Scheduled Commencement Date" means, with respect to each BTS Site, the date on which the Work on such BTS Site is scheduled to commence pursuant to the applicable Notice to Proceed given by SBCW.

                  "Services" means all services required to be performed or procured by Vendor subject and pursuant to the terms and conditions of this Agreement including, without limitation: (i) identification of potential new locations for BTS Sites within each designated search area and presentation of such potential BTS Sites to SBCW for final selection; (ii) Acquisition of BTS Sites; (iii) construction and installation of a Tower and Improvements on each of the BTS Sites; and
         (iv) the identification of Potential Collocation Sites on TowerCo Existing Sites and the provision of other Collocation Services if requested by SBCW, all as more particularly described in this Agreement, including the Annexes.

                   "Site Completion Date" means, as to each BTS Site, a date of execution of the Completion Certificate for such BTS Site.

                  "Site Data Package" means collectively the documents in the form of Annex G-1 attached hereto and the information collected by TowerCo Parent pursuant thereto.

                   "Site Designation Supplement" has the meaning given to such term in the BTS Sublease.

                  "Site Schedule" means a timetable prepared by Vendor and reasonably approved in writing by SBCW with respect to each BTS Site that describes the time periods and completion dates for each of the activities necessary to complete the Work with respect to such BTS Site in the form and consistent with Annex H and conforming to the dates provided in this Agreement.

                  "SMS Agreement" means that certain Site Management Agreement between Pacific Bell Mobile Services and Site Management Solutions, Inc., dated July 27, 1999, as amended by the Addendum to Agreement of even date therewith.

                  "Sold Market" has the meaning given to such term in Section 3.12(d).

                   "Space Subtenants" has the meaning given to such term in the BTS Sublease.

                  "Specifications"    means   the   drawings    and    technical
         specifications for the Tower and Improvements, as set forth in Annex A.

                  "Substantially Complete" means, as to any BTS Site, that such BTS Site is Complete, except for minor items listed on the Punch List for such BTS Site that would not impair or adversely affect in any material respect, or is not likely to impair or adversely affect in any material respect, SBCW's or SBCW Party's use and operation of the Leased Space on such BTS Site, including Communications Equipment.

                  "Substantially Completed BTS Site" means any BTS Site that would be a Completed BTS Site, except for minor items listed on the Punch List for such BTS Site that would not impair or adversely affect in any material respect SBCW's or a SBCW Party's use and operation of the Leased Space on such BTS Site, including Communications Equipment.

                  "Swap Market" has the meaning given to such term in Section 3.12(b).

                  "Swap Market  Business"  has the meaning given to such term in
Section 3.12(b).

                   "Term" has the meaning given to such term in Section 3.03.

                  "Territory" means the United States of America, Puerto Rico and the U.S. Virgin Islands.

                  "Third Party" has the meaning given to such term in Section 3.12(c).

                   "Third  Party  Site"  has the  meaning  given to such term in
Section 3.02.

                  "Threshold" has the meaning given to such term in Section 3.12(c).

                   "Tower" means a wireless transmission tower structure. Towers shall not include TowerCo Existing Sites and shall not include rooftops, steeples, chimneys, water towers or other existing structures, or other structures that would constitute "owned neutral host infrastructure" or "in-building applications."

                  "TowerCo Existing Sites" means all wireless transmission towers, now or hereafter owned or leased or operated under capital leases by Vendor, TowerCo Parent or by any entity Controlled by TowerCo Parent and located within the Territory, provided, however, that BTS Sites shall not constitute TowerCo Existing Sites.

                  "TowerCo Parent" has the meaning given to such term in the Preamble to this Agreement.

                  "Transferred  Markets"  has the meaning  given to such term in
Section 3.12(c).

                  "Vendor  Indemnitee"  has the  meaning  given to such  term in
Section 11.02.

                  "Warranty  Period"  has the  meaning  given  to  such  term in
Section 6.10.

                  "Work" means Vendor's construction and installation of the Tower and Improvements in accordance with the Specifications, and includes labor necessary to Complete such construction and installation, and materials and equipment for such construction and installation, as required by this Agreement to be furnished by Vendor or any subcontractor, for the construction and installation of the Tower and Improvements.

(b) Any other capitalized terms used in this Agreement shall have the respective meanings given to them elsewhere in this Agreement.

Section 1.02.     Use of Words and Phrases.

(a) Words of the masculine gender shall be deemed and construed to include correlative words of the feminine and neuter genders. Unless the context shall otherwise indicate, the singular shall include the plural as well as the singular number. "Herein," "hereby," "hereunder," "hereof," "herein before," "hereinafter," and other equivalent words refer to this Agreement and not solely to the particular portion thereof in which any such word is used.

(b) Whenever in this Agreement either of the words "day" or "days" is used it means a calendar day unless specifically stated to be a Business Day.

(c) SBCW and Vendor agree that any defined term used herein constituting a document, instrument, drawing, survey, map, plan, technical description or other writing, and any other reference herein to a writing, shall include originals or copies of such writing and any and all amendments, supplements, modifications, renewals, extensions, restatements or replacements of or to the same from time to time.

                                   Article II
                               Agreement Documents

         This Agreement shall consist of the following documents, as amended from time to time as provided herein:

(a)      this Agreement document;

(b) the following Annexes and Schedules, which are incorporated herein by this reference:

                  Annex A                   Specifications
                  Annex B                   Vendor Responsibility Matrix
                  Annex C                   Project Data Requirements; Form of SARF
                  Annex D                   Form of Candidate Sheet; Notice to Proceed
                  Annex E                   Form of Punch List
                  Annex F                   Certificate of Completion
                  Annex G                   Form of Site Data Package; Form of Due Diligence Package
                  Annex H                   Form of Site Schedule
                  Annex I                   Collocation Services on TowerCo Existing Sites Summary
                  Annex J                   [Intentionally Deleted]
                  Annex K                   SBCW Standard Configuration
                  Annex L                   Minimum Standards for BTS Sites
                  Annex M                   Minimum Standards for Potential Collocation Sites
                  Annex N                   Existing Contracts

                  Schedule 8.04             Rules, Policies, Regulations and Interpretations of SBCW Relating
                                            to or in Connection with Applicable FAA and FCC Regulations
                  Schedule 3.10(c)          Terms under which SBCW may acquire Sites and develop and construct its own Towers and transfer such Towers to Southern Towers, Inc., an Affiliate of Vendor
                  Schedule 3.12(a)          Affiliates of Cingular bound by this Agreement
                  Schedule 3.12(b)          BTS Markets

(c)      such additional documents as are incorporated by reference.

If any of the foregoing are inconsistent, this Agreement shall prevail over Annexes, Schedules and additional incorporated documents.

                                   Article III
                     Scope Of Work; Nature Of The Engagement


Section 3.01.     Engagement of Vendor.

(a) SBCW hereby  engages  Vendor,  for the Term of this Agreement as provided in
Section 3.03, to develop and construct Towers and Improvements on the BTS Sites (subject to any right of SBCW to terminate this Agreement under any applicable provision of this Agreement), and perform the Services all as required by this Agreement. SBCW reserves the right to construct and install all of the Constructed Improvements and its Communications Equipment on the BTS Sites; provided, however, that SBCW shall have the right to request that Vendor construct and install one or more concrete equipment pads or raised platforms capable of accommodating SBCW's or SBCW Party's buildings, huts or equipment shelters at each BTS Site. The parties acknowledge that all Constructed Improvements developed and constructed by SBCW or Vendor on any BTS Site are intended to constitute a part of SBCW's Improvements, and are not intended to be shared by Space Subtenants or constitute a part of the Improvements. The parties further acknowledge that Improvements, other than Constructed Improvements, do not constitute a part of SBCW's Improvements. Vendor hereby accepts such engagement in accordance with the terms and conditions of this Agreement. Vendor shall construct the Tower and Improvements at each BTS Site in accordance with the Implementation Plan and applicable Site Schedule. Vendor shall perform and be responsible for all responsibilities assigned to Vendor in the Vendor Responsibility Matrix attached hereto as Annex B. In addition to the engagement provided for in this Section 3.01, Vendor acknowledges and agrees that SBCW may engage Vendor on behalf of any Affiliate of SBCW or of the SBCW Parties (e.g., Bell South wireless companies) to develop and construct up to a maximum of one hundred (100) Towers and Improvements on BTS Sites located within the Territory and to perform the Services as required under this Agreement for such Towers. Upon the occurrence of the applicable events hereinafter described in this Agreement, the applicable Affiliate of the SBCW Parties shall occupy the Leased Space subject to the terms of the BTS Sublease.

(b) Subject to Sections 3.02(a) and 3.02(b), Vendor's compensation for Completion of the Work on BTS Sites pursuant to this Agreement and performance of the Services, or any part thereof, will be derived solely from the payment of the BTS Rent by SBCW pursuant to the BTS Sublease (notwithstanding that such BTS Rent may be paid to an Affiliate of Vendor). The parties agree that the BTS Rent payable by SBCW with respect to the Leased Space of any Completed BTS Site or TowerCo Existing Site shall be $1400 per month, or such greater amount as is provided in the BTS Sublease for any sites which become subject to the BTS Sublease on or after the first anniversary hereof, subject to an annual increase as provided in the BTS Sublease. This Section 3.01(b) shall survive any expiration or termination of this Agreement.

Section 3.02.     Identification of Collocation Sites.

(a) Vendor may, without delaying any of its obligations under this Agreement, including, without limitation, its obligations pursuant to Article 5, at any time during the Term, provide SBCW with a written notice proposing any TowerCo Existing Site or any wireless transmission tower ("Third Party Site") owned, leased or operated by any third party ("Third Party Owner"), within a search area specified in the applicable SARF that would be suitable for the collocation of SBCW's Communications Equipment ("Potential Collocation Sites"). SBCW shall either accept the proposed site, or at SBCW's option, in the event that SBCW reasonably believes that such site does not satisfy the minimum standards set forth in Annex M, reject such site by sending notice of such election in writing to Vendor within fifteen (15) days after the notice thereof. In addition, SBCW may reject a Potential Collocation Site in writing within fifteen (15) days after SBCW's receipt of Vendor's notice thereof if there then exists an alternative site within such search area that, in SBCW's judgment, is also suitable for the collocation of SBCW's Communications Equipment but that is available to SBCW upon economic terms and conditions that are, in SBCW's judgment, more favorable to SBCW. In the event SBCW pursues a Potential Collocation Site (other than a Third Party Site), Vendor shall provide SBCW with Compliance Data, a Site Data Package and a Due Diligence Package with respect to such site within fifteen (15) days after receipt of SBCW's notice. With respect to Third Party Sites, (A) the Due Diligence Package shall also include (i) a copy of the Third Party Owner's standard form of sublease ("Third Party Sublease"), if any, and (ii) copies of any existing leases of space at such Third Party Site, to the extent the same are made available by the Third Party Owner (the items to be delivered pursuant to this sentence, the "Third Party Deliveries"); and (B) Vendor shall use commercially reasonable efforts to deliver the Due Diligence Package to SBCW within 45 days after receipt of SBCW's notice (it being agreed that failure to so deliver such Due Diligence Package within such 45-day period shall not be a breach of this Agreement but shall permit SBCW to revoke its notice that it wishes to pursue such Third Party
Site). With respect to Third Party Sites, SBCW shall have ten (10) business days from its receipt of the Due Diligence Package to reject such Potential

Collocation Site if the Third Party Sublease is not satisfactory to SBCW in its reasonable judgment. If SBCW elects to become a tenant on a TowerCo Existing Site, Vendor shall sublease the Leased Space thereon to SBCW or its Affiliate pursuant to the BTS Sublease and SBCW and Vendor shall execute a Site Designation Supplement for such TowerCo Existing Site. In the event that SBCW elects to become a tenant on a TowerCo Existing Site on which there are existing tenants, SBCW shall sublease the Leased Space subject to all provisions in existing leases of space at such TowerCo Existing Site which give the tenants under such leases rights that are superior to those of SBCW (provided that such provisions have been made available to SBCW as part of the Due Diligence Package). In the event that SBCW elects to become a tenant on a Third Party Site, Vendor shall use reasonable efforts to cause the Third Party Owner to sublease the Leased Space to SBCW or its Affiliate pursuant to a form reasonably approved by SBCW and acceptable to the Third Party Owner. SBCW shall pay Vendor for Vendor's search costs in connection with such accepted Third Party Site (which costs shall include the cost of preparing and/or obtaining the Third Party Deliveries) at the then current market rates for such search services. If SBCW rejects a Potential Collocation Site as provided above in the event there exists a suitable alternative site within the applicable search area, Vendor shall have no further obligation with respect to that Potential Collocation Site and SBCW shall be entitled to pursue such alternative site without reference to this Agreement. Furthermore, if SBCW rejects or does not pursue a Potential Collocation Site, Vendor shall keep performing all of its obligations hereunder, including, without limitation, performing search Services in such search area as provided in Article 5.

(b) If SBCW is interested in a Potential Collocation Site, Vendor may, upon written notice thereof to SBCW, offer the performance of certain other Collocation Services and the fees for such services set forth in Annex I (the "Collocation Services") with respect to such Potential Collocation Site; provided, that Vendor acknowledges that at any time during the Term, SBCW shall have the right to engage any Person other than Vendor to perform such Collocation Services. If the terms, conditions and fees in connection with such Collocation Services are acceptable to SBCW, SBCW may engage Vendor to perform such Collocation Services upon written notice to Vendor within five (5) Business Days after receipt by SBCW of the offer from Vendor. If SBCW elects to engage Vendor to perform such Collocation Services pursuant to this Section 3.02(b), such Collocation Services shall be performed in compliance with the requirements of this Agreement, including, without limitation, compliance with quality standards, Governmental Requirements, Permits and Environmental Laws, in each case as applicable to such Collocation Services. Vendor hereby acknowledges and agrees that any and all fees in connection with performance of any Collocation Services shall be due and payable only if SBCW installs its Communications Equipment on a Potential Collocation Site. SBCW shall retain Vendor to install all lines, antennas and SBCW's other Communications Equipment on all TowerCo Existing Sites and BTS Sites ("Installation Services") provided that SBCW and Vendor agree on the cost of the Installation Services, such cost to be based upon the current market rates for the Installation Services for the area in which the site is located. If Vendor performs the Installation Services, the Installation Services shall be performed in accordance with the provisions of the immediately preceding sentence and SBCW shall pay the agreed-upon costs thereof within 10 days after delivery of a reasonably detailed invoice therefor.

Section 3.03.     Term.

(a) Subject to Article 13, this Agreement shall commence on the Effective Date, and shall continue until the fifth (5th) anniversary of the Effective Date (the "Term"), plus such additional time as may be required (i) for an aggregate number of new Towers to be developed and Completed by either Vendor or SBCW (either itself or through a third party pursuant to Section 3.10(c)) equal to the number of Towers that SBCW elected, pursuant to Section 3.10(d), to become "Substitute Sites" under the Agreement to Sublease and (ii) for the parties to satisfy their respective obligations hereunder to the extent such obligations arose or accrued prior to such fifth (5th) anniversary.

(b) Notwithstanding anything to the contrary contained herein, the parties acknowledge and agree that upon execution of a Site Designation Supplement with respect to any site pursuant to this Agreement and the BTS Sublease, except with respect to those provisions of this Agreement which survive the expiration or termination hereof, the BTS Sublease, the applicable Site Designation Supplement and related documents shall govern the respective rights and obligations of the parties with respect to such BTS Site or TowerCo Existing Site.

Section 3.04.     Time for Commencement and Completion.

         Vendor and SBCW acknowledge that the time for Scheduled Commencement Date and Completion of the BTS Site will be determined by the applicable Implementation Plan and the Site Schedule. Vendor's unexcused failure to Complete any BTS Site in accordance therewith shall subject Vendor to the Liquidated Damages pursuant to Section 11.01.

Section 3.05.     Relationship.

         Vendor agrees to furnish its best skill and judgment in performing its obligations hereunder, and to cooperate with SBCW in furthering SBCW's interests. Except as expressly provided in Section 8.01, SBCW, Vendor and TowerCo Parent, in the performance of this Agreement will be acting in their individual capacities and not as employees, partners, joint venturers, agents or associates of one another. In the performance of this Agreement, Vendor is, and shall at all times during the term of this Agreement be, an independent contractor. Nothing contained in this Agreement creates the relationship of a joint venture, partnership, association or agency between the parties. No party shall have any authority to bind or otherwise obligate the other. Persons retained by either party as employees or agents shall not, solely by reason thereof, be deemed to be employees or agents of the other party.

Section 3.06.     Project Personnel.

(a) Vendor shall, at its own cost and expense, employ only competent and able personnel for the performance of the Services and all of Vendor's obligations under this Agreement, including, without limitation, contractors and subcontractors that are properly licensed and legally qualified to construct the Towers and Improvements and complete the Work on each BTS Site and/or provide the Collocation Services. Vendor shall make available to SBCW a list of its principal contractors and subcontractors, and SBCW shall have the right to request a particular contractor or subcontractor be removed from the list for the Project so long as such request is based upon commercially reasonable criteria. Vendor shall, at all times during the term of this Agreement, keep a sufficient number of qualified personnel to the extent required to Complete the Project pursuant to the Implementation Plan and Site Schedules, including without limitation, a sufficient number of suitable experts in the areas of engineering, design, construction, installation, management, performance enhancement and other operational specialties applicable to the Project. Subject to Section 3.06(d), Vendor shall have exclusive control of and direction over the Persons engaged in the performance of Vendor's obligations under this Agreement.

(b) If reasonably requested by SBCW, Vendor shall make available additional suitable experts in the areas of engineering, design, construction, installation, management, performance enhancement and other operational specialties applicable to the Project, and SBCW shall pay any direct costs associated with any such suitable experts that are in addition to those required pursuant to Section 3.06(a).

(c) Vendor will be solely responsible for the actions and conduct of all its employees, agents, consultants, advisors, contractors and subcontractors. Vendor will ensure that anything related to its employees, agents, consultants, advisors, contractors or subcontractors shall be in strict compliance with Governmental Requirements.

(d) SBCW reserves the right to require Vendor to immediately remove and exclude any Person or entity employed by or otherwise working for Vendor, its agents, consultants, contractors, subcontractors or advisors, from any BTS Site or TowerCo Existing Site, at SBCW's reasonable discretion, who (i) engages in any misconduct, (ii) is incompetent or (iii) is negligent in the performance of its, his or her duties. Vendor shall be responsible for any additional labor costs arising in connection with any removal or exclusion requested pursuant to this
Section 3.06(d).

(e) Vendor shall assign key managers and personnel, including Contract Managers as provided below, to manage, supervise and be responsible for the timely performance of Vendor's obligations hereunder. Unless SBCW otherwise consents in writing, as to each BTS Site, Vendor shall (i) allocate sufficient personnel to devote time and attention to such BTS Site, and (ii) not remove any key manager (including Contract Managers) from any such position or reassign any such key manager, either within the Project or to another project, without a qualified replacement. In addition, each party agrees to assign to the Project contract managers (the "Contract Managers") to provide overall supervision and management of the Project. Each party may change its Contract Managers at any time and from time to time. The parties further agree to cooperate with each other in implementing the due diligence and construction process set forth in this Agreement in order to Complete the Work on all BTS Site pursuant to the terms of this Agreement and to use their commercially reasonable efforts to amicably resolve any and all issues relating to performance by each party of its respective rights and obligations hereunder. The foregoing is intended to set forth a general approach to the day-to-day conduct of the Project, but is not intended to qualify or limit the obligations of the parties hereunder or any rights hereunder that any party may have in respect of a breach by the other party of such obligations.

Section 3.07.     Familiarity with Project and BTS Sites.

         Vendor represents and warrants that Vendor is familiar with projects similar to the Project, is or will become familiar with the Specifications applicable to the Towers and Improvements, will visit and examine each BTS Site and the surrounding locale, and knows or will know the working conditions in and around each BTS Site.

Section 3.08.     Quality Standard.

         Vendor agrees to perform its obligations and furnish its Services hereunder properly, diligently, and in good faith, in accordance with the standards of its profession, and in accordance with all applicable Governmental Requirements. Vendor shall implement quality control procedures, which shall be sufficient to ensure compliance with the Specifications and shall otherwise maintain quality standards for the Services at least equal to the normal quality standards applied in the industry prior to the date of this Agreement.

Section 3.09. Books and Records of Vendor, Right of Inspection by SBCW. Vendor shall keep such accounts as may be necessary for its proper financial management of the Project under this Agreement. The system of accounting employed by Vendor shall be such as is reasonably satisfactory to SBCW. SBCW shall be afforded access to all of Vendor's records, books, correspondence, instructions, drawings, plans, blueprints, specifications, receipts, vouchers, memoranda and similar data relating to the Project and this Agreement to the extent relating to SBCW's intended use, Vendor's compliance with the terms hereof, Vendor's and each BTS Site's and TowerCo Existing Site's compliance with Governmental Requirements, the structural integrity of the Improvements, or if SBCW otherwise provides reasonable justification therefor, except for privileged documents or where disclosure is prohibited by law. Such books and records shall be open for inspection and copying upon reasonable written notice by SBCW, at its cost, and its authorized representatives at reasonable hours at Vendor's principal office and shall be retained by Vendor for a period of three (3) years after the expiration of the BTS Sublease.

Section 3.10.     Scope of the Project.

(a) Subject to the terms and conditions of this Agreement, SBCW, for itself and as agent for the SBCW Parties, hereby grants to Vendor for the Term the exclusive right to develop new Towers which SBCW elects to have constructed in the Territory; provided that the foregoing shall not apply with respect to Sites subject to the existing contracts listed in Part A of Annex N annexed hereto (the "Existing Contracts") and the Eastern Transportation Corridor Sites listed in Part B of Annex N (the "ETC Sites"). Except as provided in Section 3.12 of this Agreement, the exclusive rights provided to Vendor hereunder shall only apply to SBCW and the SBCW Parties set forth on the signature pages to this Agreement, and their respective successors and assigns (but, subject to the provisions of Section 3.12 hereof, only if and for so long as such Persons and such entity is an Affiliate of Cingular).

(b)  Notwithstanding  anything to the contrary  contained  herein and subject to
Article 13, the parties agree that during the Term, Vendor shall have the exclusive right and obligation to perform all Services on the BTS Sites pursuant to this Agreement other than Collocation Services and except as expressly provided in this Agreement to the contrary, and shall have an affirmative obligation to Complete the Work on any such BTS Sites in strict compliance with the provisions of this Agreement; provided, however, that if at any time during the Term, Vendor's right and obligation to perform Services on the BTS Sites is suspended or terminates (i) in respect of any BTS Site pursuant to Section 13.01(b)(i), then SBCW shall have the right to engage any Person to perform any and all Services on such BTS Site, or (ii) pursuant to Section 13.01(b)(ii), then SBCW shall have the right to engage any Person to perform any and all Services on any or all BTS Sites. SBCW reserves the right to construct and install all of the Constructed Improvements and its Communications Equipment on the BTS Sites; provided, however, that SBCW shall have the right to request that Vendor construct and install one or more concrete equipment pads or raised platforms capable of accommodating SBCW's or SBCW Party's buildings, huts or equipment shelters.

(c) Notwithstanding anything to the contrary contained herein, SBCW reserves the right, either directly or through a SBCW Party or any third party, to acquire Sites and thereafter to develop and construct its own Towers pursuant to the terms summarized on Schedule 3.10(c) hereof. Following Completion of such Towers, such Towers shall be sold to Vendor (or to SpectraSite Wireless Towers, Inc., an Affiliate of Vendor) for an amount calculated in accordance with the schedule of costs agreed to by the parties and attached to Schedule 3.10(c).
Upon the sale of any such Tower to Vendor (or SpectraSite Wireless Towers, Inc.), said Tower shall be deemed to be a BTS Site and SBCW or a SBCW Party shall occupy the Leased Space subject to the terms of the BTS Sublease. In acquiring, developing and constructing its own Towers as aforesaid, SBCW or the applicable SBCW Party may retain one or more third party consultants and/or contractors to perform the work associated therewith, but the retaining of such entities shall not otherwise relieve SBCW from its obligations under this Agreement. The obligation of SBCW to sell Towers that it has developed to Vendor (or SpectraSite Wireless Towers, Inc.) shall not apply to (i) Sites controlled by SBCW or SBCW Parties with respect to which, as of the date of the Agreement to Sublease, actual construction has commenced, defined as the issuance of building permits for such Site, or (ii) the ETC Sites, unless SBCW obtains a waiver of the right of first refusal to purchase the ETC Sites from Site Management Solutions, Inc. ("SMS") or if SMS fails to exercise such right of first refusal pursuant to the SMS Agreement or if such right of first refusal is otherwise terminated or determined to be invalid or unenforceable.

(d) At any time on or before the "Final Closing Date" under the Agreement to Sublease, SBCW may elect to have any Towers that are being developed by either Vendor or by SBCW (either itself or through a third party pursuant to Section 3.10(c)) become "Substitute Sites" pursuant to the Agreement to Sublease rather than become BTS Sites under this Agreement and the BTS Sublease. For such Tower to so become a Substitute Site, such Tower must satisfy all of the conditions and criteria set forth in the Agreement to Sublease for Substitute Sites and, in addition:

(i) if such Tower is being developed by Vendor, no later than thirty (30) days before the anticipated date of Completion of such Tower, Vendor shall provide to SBCW Vendor's reasonable good faith estimate of (A) Vendor's actual, direct out-of-pocket costs of acquiring the applicable Site and developing and constructing such Tower (including all Site acquisition costs and other "hard" and "soft" costs), plus (B) Vendor's personnel and related costs reasonably allocated to such Tower based on the amount spent by such personnel on such Site acquisition and development and construction, and, if SBCW shall elect to have such Tower become a Substitute Site (which election shall be made in writing no later than fifteen (15) days after receipt of Vendor's calculation), upon Completion of such Tower, SBCW shall acquire such Tower from Vendor for an amount equal to the actual amounts under (A) plus (B) above (calculated as of ---- the Completion Date), plus (C) a profit margin equal to Vendor's customary profit margin for arms-length ---- agreements to develop Towers for third parties. Following the acquisition of such Tower by SBCW, such Tower shall be leased to Vendor's Affiliate, Southern Towers, Inc. pursuant to the Agreement to Sublease and shall be governed by the Agreement to Sublease and the SBCW Sublease rather than by this Agreement; and

(ii) if such Tower is being developed by SBCW (either itself or through a third party pursuant to Section 3.10(c)), and if SBCW shall elect to have such Tower become a Substitute Site (which election shall be made in writing no later than fifteen (15) days before the anticipated date of Completion of such Tower), then upon Completion, such Tower shall be leased to Vendor's Affiliate, Southern Towers, Inc. pursuant to the Agreement to Sublease and shall be governed by the Agreement to Sublease and the SBCW Sublease rather than by this Agreement.

         Transaction and transfer costs associated with a Tower becoming a "Substitute Site" as set forth in this Section 3.10(d) shall be governed by paragraph 7 of Schedule 3.10(c).

Section 3.11.     Available BTS Sites in Event of Condemnation.

         If prior to the execution of a Site Designation Supplement for a BTS Site, any condemnation occurs as to any BTS Site so as to render such BTS Site unsuitable for the Permitted Use, Vendor shall, at the request of SBCW, perform all its obligations hereunder in respect of a replacement site for such condemned BTS Site satisfactory to SBCW consistent with the requirements of
Article 5, as if such replacement site were a BTS Site hereunder, including without limitation, Acquisition of such replacement site, the construction of a Tower and Improvements on any selected BTS Site pursuant to and in accordance with Article 6 and the further subleasing of a portion of such BTS Site to SBCW or its Affiliate pursuant to the BTS Sublease and a Site Designation Supplement. The monthly amounts payable in respect of such replacement BTS Site shall be equal to the amount of the BTS Rent that would have been payable in respect of the replaced condemned BTS Site. The Site Schedule, Scheduled Commencement Date and Completion Date for any such replacement site shall be determined by Vendor and SBCW consistently with the construction schedules applicable to BTS Sites in general. This Agreement shall survive the Term indefinitely to the extent necessary to give effect to this Section 3.11.


Section 3.12.     Additional Provisions Regarding SBCW Parties.

(a) This Agreement shall be binding on (i) SBCW and those other Affiliates of Cingular listed in Schedule 3.12(a) hereof and (ii) all Affiliates of Cingular which now or hereafter directly hold FCC licenses to engage in the PCS or cellular communications business in the FCC markets listed in Schedule 3.12(b) annexed hereto (the "BTS Markets"), whether or not such Affiliates are signatories to this Agreement (the "Designated SBCW Parties"); provided that in the case of any SBCW Party other than SBCW, (i) such SBCW Party shall be bound by this Agreement only so long as such SBCW Party is an Affiliate of Cingular and (ii) the cessation of such SBCW Party's Affiliation with Cingular shall, for purposes of this Section 3.12, be deemed a transfer of such SBCW Party's PCS or cellular business in an FCC market, as further provided in Section 3.12(b); and provided further, that if SBCW ceases to be an Affiliate of Cingular, it shall no longer be bound by this Agreement with respect to FCC markets (if any) as to which it holds FCC licenses to engage in the PCS or cellular communications business (and such cessation of Affiliation shall, for purposes of this Section 3.12, be deemed a transfer of SBCW's PCS or cellular business in such markets, as further provided in Section 3.12(b)) but shall (x) remain obligated (or cause a Person reasonably satisfactory to Vendor to be obligated) under Section 3.12(b) and (c) to take the actions referred to in clauses (i), (ii) and (iii) of said Sections with respect to any of SBCW Parties then bound by the Agreement which cease to be Affiliates of Cingular as a result of the transaction in question and (y) shall retain (or cause a Person reasonably satisfactory to

Vendor to assume) its obligations hereunder as agent and attorney-in-fact and its other obligations which do not relate specifically to the construction or other provision of individual towers (but only where, after the application of clause (x) of this sentence, multiple Persons which are Affiliates of each other remain bound by this Agreement with respect to one or more FCC markets). Any Person which hereafter becomes a Designated SBCW Party (i.e., an Affiliate of Cingular which directly holds an FCC license to engage in the PCS or cellular communications business in a BTS Market) (a "Future Designated SBCW Party") shall, upon becoming such an Affiliate, automatically be deemed an SBCW Party hereunder, and, upon request, SBCW shall promptly cause such Person to execute and deliver to Vendor a counterpart of this Agreement. The Designated SBCW Parties shall be bound by this Agreement only with respect to the BTS Markets.
Schedule 3.12(b) sets forth the Designated SBCW Parties in existence on the date hereof and the BTS Markets in which they conduct business;

(b) If any SBCW Party consummates a "swap" transaction pursuant to which it transfers its PCS or cellular communications business (the "Original Market Business") in any FCC market or, in the case of a Designated SBCW Party, any BTS Market (the "Original Market") in exchange for another Person's PCS or cellular communications business (the "Swap Market Business") in another FCC market (the "Swap Market"), then SBCW shall, at its option, either (i) cause the transferee of the Original Market Business to assume all of the transferor's obligations under this Agreement with respect to the Original Market (in which event the transferor shall have no obligations under this Agreement with respect to the Swap Market), (ii) cause the transferor to become bound by this Agreement with respect to the Swap Market (in which event the transferee shall have no obligations under this Agreement with respect to the Original Market) or (iii) cause one or more SBCW Parties (which may be Future Designated SBCW Parties) to become bound by this Agreement with respect to one or more FCC markets which are not then subject to this Agreement and which, in the aggregate, afford build-to-suit opportunities comparable to, or more favorable to Vendor than, those afforded by the Original Market (in which event the transferor and transferee shall have no obligations hereunder with respect to the Original Market or the Swap Market). For purposes of this Section 3.12, the following shall constitute a transfer of an SBCW Party's PCS or cellular communications business in an FCC market: (i) a transfer of such SBCW Party's license to conduct business within such FCC market; or (ii) a transfer of the stock or other equity interests in such SBCW Party (or in any entity which owns a direct or indirect interest in such SBCW Party), or a merger, consolidation or other transaction, as a result of which (in each case) such SBCW Party ceases to be an Affiliate of Cingular;

(c) If an SBCW Party transfers (any such transfer, a "Market Transfer") to a Person which is not an Affiliate of Cingular (a "Third Party") its PCS or cellular communications business in one or more FCC markets or, in the case of a Designated SBCW Party, one or more BTS Markets (in each case, the "Transferred Markets") and such transfer is not a swap transaction of the nature referred to in Section 3.12(b) or a transfer required to be effected for regulatory purposes, then SBCW shall, at SBCW's option, either (i) cause the transferee to assume all of the transferor's obligations under this Agreement with respect to one or more of such Transferred Markets, and/or (ii) cause one or more SBCW Parties (which may be Future SBCW Designated Parties) to become bound by this Agreement with respect to one or more FCC markets which are not then subject to this Agreement, such that the Transferred Markets referred to in clause (i) and the markets referred to in clause (ii), taken together, afford build-to-suit opportunities comparable to, or more favorable to Vendor than, those afforded by all of the Transferred Markets included in such Market Transfer, taken as a whole; provided that the foregoing requirement shall not apply until SBCW Parties have consummated transfers after the date hereof to one or more Third Parties (not including swap transactions of the nature described in Section 3.12(b) but including transfers required to be effected for regulatory purposes) with respect to BTS Markets with aggregate POPs at the time of such transfer(s) in excess of 17 1/2% of Existing POPs (the "Threshold"); and provided further that in determining whether the Threshold has been reached SBCW shall be given credit for the POPs of any FCC market which SBCW or an SBCW Party has elected to make subject to this Agreement after the date hereof and which was not so made subject to this Agreement pursuant to Section 3.12(b) or the foregoing provisions of this Section 3.12(c) (provided that SBCW shall be given credit for a portion of the POPs (such portion to be agreed to by SBCW and Vendor in the exercise of their reasonable discretion) of any FCC market made subject to this Agreement pursuant to Section 3.12(b) or the foregoing provisions of this
Section 3.12(c) to the extent such market provides superior build-to-suit opportunities to those afforded by the Original Market (in the case of clause
(iii) of the first sentence of Section 3.12(b)) or the Transferred Markets (in the case of this Section 3.12(c));

(d) Notwithstanding anything to the contrary contained in the foregoing, in the case of a transfer of an SBCW Party's PCS or cellular communications business in an FCC market or, in the case of a Designated SBCW Party, a BTS Market, whether in a swap transaction or otherwise (in each case, the "Sold Market"), the transferee shall be required to assume such SBCW Party's obligations under this Agreement with respect to all sites in such Sold Market, if any, as to which Vendor shall have commenced performing its services hereunder and the transferee shall have the same rights vis-a-vis Vendor with respect to such sites as are afforded the transferor under this Agreement (or, in the alternative, SBCW shall reimburse Vendor for its costs incurred in performing such services). In the event the assignee elects to assume such obligations, Vendor and such assignee shall enter into an agreement that affords Vendor and such assignee relative rights in respect of the applicable sites no less favorable to such assignee or Vendor than those afforded SBCW or Vendor, as applicable, under this Agreement;

(e) SBCW shall, not less than fifteen (15) days prior to effecting any transfer of an SBCW Party's PCS or cellular communications business in any FCC market (or in the case of a Designated SBCW Party, in a BTS Market), give Vendor written notice of such transfer. In addition, promptly after any Future Designated SBCW Party becomes an Affiliate of Cingular, SBCW shall give notice of such event to Vendor;

(f) If, under the preceding provisions of this Section 3.12, any Person which is not an Affiliate of Cingular becomes bound by this Agreement with respect to an FCC market, then such Person and the applicable Affiliate of Vendor shall, at the time such Person becomes so bound, enter into New Sublease Documents (as defined in the BTS Sublease) with respect to such FCC market;

(g) SBCW represents and warrants that the SBCW Parties which are signatories to this Agreement were, as of April 4, 2000, all of the subsidiaries of SBC Communications Inc. which directly held FCC licenses to engage in the PCS or cellular communications business in the Territory (except for businesses in Indianapolis and New Orleans) and that since April 4, 2000 none of such subsidiaries has sold or otherwise transferred any portion of such business (except for businesses in Indianapolis and New Orleans). SBCW further represents and warrants that the SBCW Parties which are signatories to this Agreement are direct or indirect subsidiaries of SBCW or (to the extent set forth in Schedule 3.12(b) annexed hereto) SBC Communications Inc.

                                   Article IV
                             Vendor's Undertakings.

Section 4.01.     Vendor's Undertakings.

(a) Commencing on the Effective Date of this Agreement, Vendor agrees to furnish the Services for and on behalf of SBCW and to perform such Services in an expeditious manner consistent with the interests of SBCW. In the performance of the Services, Vendor shall furnish its best skill and judgment (i) in accordance with the standards established by the industry, (ii) consistent with good development and construction practices and efficient business practices, (iii) utilizing skill and judgment available throughout its organization in the performance of this Agreement to provide its professional knowledge, ideas, experience and abilities relating to the design, scheduling, development and construction of the Towers and Improvements, and (iv) in a competent, professional and efficient manner.

(b) Vendor shall keep SBCW fully informed of all Governmental Requirements that affect, in any material respect, the Services to be performed hereunder and shall promptly notify in writing SBCW of any part of the Project that does not comply with any Governmental Requirements to the extent Vendor is or becomes aware of such noncompliance.

(c) In addition to the Services, as described in this Agreement, Vendor shall have such other duties and responsibilities reasonably and customarily required for developments similar to the development of each BTS Site as may be required or necessary from time to time during the design, development, construction, equipping and Completion of each BTS Site, which other duties and responsibilities shall be deemed to be within the scope of this Agreement; provided, however, that SBCW shall not incur any costs or expenses for or in connection with any such services for BTS Sites.

Section 4.02.     Governmental Requirements and Permits.

(a) Vendor shall obtain, or cause to be obtained, the consent or approval of all Governmental Authorities and all Permits necessary for the development of each BTS Site. Vendor shall advise SBCW in writing of any potential issues or problems, including without limitation any delays in connection with obtaining any approvals from Governmental Authority.

(b) Vendor shall coordinate and manage all professional and technical services required in connection with the preparation and filing of applications for and obtaining all Permits Vendor shall be responsible for diligently preparing and filing all applications for, and pursuing and obtaining, the Permits.

(c) Permits will be filed by Vendor in its own name, except where prohibited by applicable laws, and SBCW shall assist Vendor in securing all such Permits.

(d) Vendor shall use its best efforts to obtain any Permits necessary to commence construction of the Tower and Improvements on or before the Scheduled Commencement Date with respect to each BTS Site, and shall, unless otherwise set forth in the Site Schedule, prepare and file an application for the required Permit or Permits with the applicable Governmental Authority not later than thirty (30) days after the date of the applicable Notice to Proceed. Vendor's efforts relating to obtaining any Permits shall include, without limitation, the approval of any necessary rezoning of such BTS Site, grant of any variance, vacating of any right-of-way, issuance of any order or other action that may be necessary, or obtain any other land use approval necessary, to commence construction of the Tower and Improvements on such BTS Site. If, despite such efforts, any Permits required to be obtained before commencement of construction have not been obtained or could not have been obtained as of the Scheduled Commencement Date, then Vendor shall continue, if SBCW agrees, to exercise its best efforts, for a period of at least one (1) year, to obtain any such Permits as promptly as possible, and, subject to Section 4.02(e), the Scheduled Commencement Date will be adjusted to reflect all additional time which will be required for the performance of any of the duties or obligations of Vendor under this Agreement as a result of the delay in obtaining the Permits. The failure to obtain any such Permit shall not in and of itself constitute a breach of Vendor's obligations hereunder. However, the failure of Vendor to perform any of its obligations set forth in this Section 4.02 shall constitute a breach of Vendor's obligations under this Agreement, which, if not cured as contemplated by Section 13.01(a)(i), would constitute an event of default hereunder.

(e) If Vendor has not obtained any Permit required for the Construction of the Tower and Improvements on any BTS Site, or for the Permitted Use thereof or any other required Permit by the applicable Scheduled Commencement Date set forth in the applicable Site Schedule, but in no event later than one hundred twenty
(120) days after SBCW issues a Notice to Proceed for any BTS Site, then, at any time thereafter, SBCW will have the right, at SBCW's sole option, to (i) assume responsibility for obtaining such Permit by written notice to Vendor, and Vendor shall reimburse SBCW for any costs, fees, or expenses (including reasonable attorneys' fees and expenses) incurred in pursuing and obtaining such Permit; provided, however, that any reimbursement in excess of $20,000 shall be subject to Vendor's pre-approval; provided, further, however, that if Vendor fails to approve any reimbursement in excess of $20,000, then SBCW shall have the right to pursue obtaining such Permits and shall be liable for any costs, fees and expenses incurred in connection therewith in excess of $20,000, and provided, further, however, that any election under this clause (i) shall be without prejudice to SBCW's right to elect either one of the options set forth in clause
(ii) or (iii) below with respect to such BTS Site; (ii) reject the BTS Site at no cost or expense to SBCW, whereupon SBCW shall have the right to engage any Person to perform Services in respect to such BTS Site or an alternative site within the applicable SARF; or (iii) reject the BTS Site and cause Vendor to propose additional potential cell sites as alternatives, in accordance with
Section 5.01. If SBCW makes the election in clause (ii) above and shall, either itself or through a third party, acquire a site and develop a tower within the applicable SARF, then the provisions of Section 3.10(c) hereof shall govern the acquisition of such site, the development of such tower and the sale of such tower to Vendor.

(f) Vendor shall comply with all Governmental Requirements in performing its obligations under this Agreement, the BTS Sublease and each Site Designation Supplement. Vendor shall indemnify, and hold harmless, each SBCW Indemnitee from and against any Claims (including without limitation any fine, penalty or damage) arising out of Vendor's failure to comply with any Governmental Requirements including, without limitation, zoning laws and FAA and FCC regulations.

(g) If SBCW determines that Vendor's proposed Tower height would cause an extension of time to obtain any Permit beyond the period set forth in the applicable Site Schedule, Vendor shall, at SBCW's written request, revise the Due Diligence Package to provide a Tower height which, while meeting SBCW's requirements, will, in SBCW's judgment, be permitted in a timely fashion consistent with the applicable Site Schedule; provided, however, that in revising the Due Diligence Package, Vendor shall have the right to pursue (i) Permits for a Tower which meets SBCW's requirements but which can be subsequently modified to increase the height of the Tower in order to meet Vendor's requirements and/or (ii) simultaneous Permits for the construction of
(1) a temporary structure which satisfies SBCW's requirements, if all Permits for such temporary structure can be obtained within the time provided in the applicable Site Schedule, and (2) a permanent Tower with greater height which meets both SBCW's and Vendors requirements. In the event that SBCW installs its Communications Equipment on any temporary tower structure prior to Vendor's completion of obtaining permits and constructing a higher permanent Tower, following completion of such higher permanent Tower, SBCW's Communications Equipment shall be relocated to the permanent Tower at Vendor's sole cost and expense, and under the direction of SBCW

(h) Notwithstanding anything to the contrary contained herein, Vendor may, but shall not be required to file or pursue any appeal or other similar action to be filed with a court of competent jurisdiction ("Permit Appeal Action") in connection with obtaining Permits; provided, however, that Vendor shall not pursue a Permit Appeal Action that in any way involves SBCW or uses SBCW's name or represents any interest of SBCW absent prior consultation with SBCW and express written consent from SBCW to take such Permit Appeal Action. Vendor shall notify SBCW if Vendor desires to initiate Permit Appeal Action with respect to any BTS Site and, following the giving of such notice, SBCW shall promptly respond in writing whether it has any objection to Vendor initiating such Permit Appeal Action. If SBCW shall so object, then SBCW shall no longer be obligated under Section 3.10 to exclusively engage Vendor to perform the Services on such BTS Site and SBCW shall be free to engage any Person to construct Tower, Improvements and Constructed Improvements on such BTS Site and perform any Services in connection therewith.

                                    Article V
                             Pre-Construction Phase

Section 5.01.     Proposal of BTS Sites; Development Plan.

(a) From time to time during the Term in connection with SBCW's need for a new Tower, SBCW shall issue a search area request form ("SARF") to Vendor pursuant to Attachment A to Annex C attached hereto. Promptly after receipt of each SARF, but in no event later than thirty (30) days after the giving of such notice, Vendor shall perform searching services in the search area designated in such SARF by using diligent, good faith efforts, consistent with the standards set forth in Section 4.01, to identify at least three (3) potential BTS Site locations, unless otherwise agreed, within each radio frequency search area identified in such SARF and to prepare a preliminary Site Schedule and a Site Data Package collecting the information set forth in Annex G-1 attached hereto, to the extent required by SBCW prior to issuance of the Notice to Proceed for presenting such potential sites to SBCW for final selection. No site shall be required to be proposed unless Vendor reasonably believes that such site meets the requirements for proposed BTS Sites set forth in Annex L to this Agreement (the "Minimum Standards for BTS Sites") of this Agreement for BTS Sites in all material respects and that it will be possible, with the exercise of diligent efforts, to obtain the Permits necessary to construct the Tower and Improvements. Within fifteen (15) days after receipt of Vendor's proposal, SBCW shall in writing either accept or, if SBCW reasonably believes that such sites do not satisfy the standards set forth in Annex M or would not accommodate the configuration of equipment designated in Annex K (such conditions, the "SBC Minimum Requirements"), reject one or more of the proposed BTS Sites and, in the event SBCW accepts such proposed site, such site shall become a BTS Site. If none of the sites proposed by Vendor for any search area are accepted by SBCW, Vendor shall have an additional thirty (30) days in which to propose additional potential BTS Sites. SBCW shall accept one or more of the additional proposed BTS Sites or, at SBCW's option, in the event that SBCW reasonably believes that such sites do not satisfy the SBC Minimum Requirements, reject the proposed BTS

Sites in writing within fifteen (15) days after receipt of Vendor's proposal. If SBCW shall accept more than one proposed BTS Site or additional proposed BTS Site, then Vendor may, in its reasonable judgment, select one such Site and pursue that Site rather than the others accepted by SBCW. If none of the proposed BTS Sites are accepted by SBCW or if Vendor is unable, notwithstanding diligent efforts, to propose a site that meets the requirements of this Section
5.01 within the time period set forth herein, Vendor shall have no further obligation to search for potential sites in response to such SARF, and SBCW shall be entitled to pursue such site without reference to this Agreement.

(b) Vendor will provide SBCW with methodology for each search ring and keep logs demonstrating reasons for rejecting potential BTS Sites, including why viable alternative locations were rejected. SBCW has the right to inspect these logs upon reasonable notice.

(c) SBCW's right to select any proposed BTS Site as a BTS Site shall not relieve or release Vendor from performing any of its obligations hereunder in respect of such BTS Site or otherwise affect any of Vendor's obligations hereunder. Together with SBCW's written notice of the acceptance of a proposed site as a BTS Site, SBCW shall deliver to Vendor a Notice to Proceed with respect such BTS Site in the form of Annex D attached hereto, to be completed and returned to SBCW in accordance with Section 5.02. Acceptance of the proposed BTS Site does not constitute final acceptance of the construction which shall be governed by
Section 6.12 hereof.

(d) Not later than ten (10) days after receipt of the Notice to Proceed as to any BTS Site, Vendor shall prepare for the Development of each BTS Site and shall submit to SBCW for its approval, which approval shall not be unreasonably withheld or delayed, an Implementation Plan and a final Site Schedule with respect to such BTS Site, which shall include, among other things, design services, preparation of a development plan, and coordination of construction activities.

Section 5.02.     Due Diligence

         During the pre-construction phase, Vendor shall, on its own or through one or more qualified consultants approved by SBCW: (i) compile and review all reasonably available existing data with respect to each BTS Site from an owner or a ground lessor of such BTS Site and any and all Governmental Authorities having jurisdiction thereof, and any other Persons who may have relevant information necessary to develop each BTS Site; (ii) for TowerCo Existing Sites, within ten (10) days following acceptance by SBCW pursuant to Section 3.02(a), Vendor shall provide Compliance Data to SBCW, (iii) on new construction of BTS Sites, Vendor shall within ten (10) days from initial acceptance by SBCW pursuant to Section 5.01, provide the 1A survey and proposed heights and power/ emissions data to SBCW for requisite filing with the FAA and within three (3) months provide environmental compliance data which will be required before FCC Form 854 can be filed to register the structure; (iv) Vendor shall cause to be performed any and all analyses, examinations, investigations, tests and inspections of each BTS Site, including, but not limited to, environmental studies, surveys, geotechnical studies, soil borings and the like and cause to be accurately completed and returned to SBCW with respect to each BTS Site, the Due Diligence Package in the form attached hereto as Annex G-2 containing all necessary or reasonably available information; (v) make, or cause to be made, inquiries of all Governmental Authorities and Persons who will furnish electric power, telephone service or any other utility to each BTS Site as to any matters which may affect or be necessary to the Development of each BTS Site; and (vi) determine all Governmental Requirements necessary for the Development of each BTS Site, including, but not limited to, the Tower and Improvements, zoning laws or regulations. Vendor shall perform or supervise the activities described in items (i) through (vi) above, and, shall deliver to SBCW copies of all written reports, memoranda or material correspondence prepared by or for Vendor with respect to the foregoing. SBCW and Vendor shall each have the right to reject any BTS Site that in the respective party's reasonable belief fails to comply with the SBC Minimum Requirements or the Minimum Standards for BTS Sites, as applicable, or other requirements of this Agreement based on the results of the information contained in Site Data Package, Compliance Data, Due Diligence Package or other due diligence performed by Vendor or SBCW, as applicable.

         If, notwithstanding Vendor's diligent efforts, Vendor is unable to acquire or negotiate a Ground Lease for any site which meets the SBC Minimum Requirements and which is otherwise reasonably acceptable to Vendor by the date on which the construction phase is to commence pursuant to the Site Schedule, the Vendor shall not be required to acquire or enter a Ground Lease for or to construct or complete such site. In such event, SBCW shall have the right to engage any Person to perform Services in respect to such BTS Site or an alternative site within the applicable SARF; provided, however, that if SBCW shall exercise such right and shall, either itself or through a third party, acquire a Site and develop a tower within the applicable SARF, then the provisions of Section 3.10(c) hereof shall govern the acquisition of such Site, the development of such tower and the sale of such tower to Vendor.

Section 5.03.     Utilities.

         Vendor shall negotiate with the utility companies servicing each BTS Site a plan for the provision of services to such BTS Site including without limitation electricity, and other shared utilities required on each BTS Site. Vendor shall make applications for such utility companies to furnish services to such BTS Site as may be adequate for the Permitted Use of the BTS Site by SBCW and all Space Subtenants. Vendor shall cause such utility companies to provide connections to such BTS Site. In the case of telephone company connection facilities, all obligations shall remain with Vendor to the effect connections required for the Permitted Use of the BTS Site under the BTS Sublease, with exception that Vendor shall utilize SBCW as its agent to work with the local telephone company on the development of the servicing plan. SBCW shall reimburse Vendor for the cost of procuring and installing the connections referred to herein, such reimbursement to be allocated on an equitable basis with other lessees of space on the Tower.

                                   Article VI
                               Construction Phase

Section 6.01.     General.

(a) The parties shall hold progress meetings, and Vendor shall submit progress reports to SBCW, in accordance with the Implementation Plan or otherwise on a weekly, bi-weekly or monthly basis as may be agreed between parties. Progress reports will show for each BTS Site, at a minimum, and not by way of limitation, all dates and schedules referred to in the Implementation Plan and the Site Schedule, any anticipated delays, other relevant information, and the corresponding activity period. Included in the information provided by Vendor to SBCW shall be an estimate of when the equipment shelter can be placed and when the equipment can be activated. In addition, SBCW may request and Vendor shall facilitate progress meetings with Vendor's key managers and subcontractors, including the establishment of oversight committees to monitor specific work in progress on BTS Sites at times and locations agreed upon by SBCW and Vendor in writing no less than seven (7) days prior to such meetings. Progress reports shall be for planning purposes and monitoring compliance with this Agreement.

(b) Should any information or approval be required from SBCW as Work progresses, Vendor shall request such information or approval in writing. Said requests shall be submitted sufficiently in advance of the date upon which the information or approval is needed, but in no event less than five (5) days in advance of such date, to permit SBCW to act without affecting the progress or sequence of the Work. Such request shall provide a reasonable time for a response by SBCW.

(c) Vendor shall, on a periodic basis (but not less frequently than weekly), review the progress of the construction, evaluate the percentage of completion of each BTS Site as indicated in the Implementation Plan and the applicable Site Schedule. The construction schedule report shall be distributed not less than weekly during the construction phase of the Project indicating the actual progress compared to the scheduled progress of the Work in accordance with the applicable Site Schedule. The reports shall compare the actual construction dates to scheduled construction dates for each BTS Site.

(d) Following completion of the Tower and Improvements, Vendor has five (5) Business Days in which to provide Completion Data to SBCW. Upon acceptance of the Completion Data, SBCW shall, within five (5) Business days of receipt of the Completion Data, either issue approval of this Completion Data or provide a written explanation of the deficiency if SBCW does not accept the Completion Data.

Section 6.02.      Performance of the Work

         Vendor shall have the responsibility and obligation to perform the Work in accordance with Annex A. Vendor shall provide a management team or a representative on each BTS Site to provide supervision and administration of the Completion of the Work for each such BTS Site. Vendor shall establish and implement coordination and communication procedures between Vendor and SBCW. Vendor shall establish and implement procedures for reviewing and processing requests for clarifications and interpretations of the Specifications, including, without limitation, drawings and technical specifications, schedule adjustments, and such other procedures as may be required to Complete the Project. Vendor shall receive operation and maintenance manuals, warranties and guarantees for materials and equipment used in the Completion of the Project and shall deliver this information to SBCW upon Completion of the Project.

Section 6.03.     Implementation Plan.

         The Implementation Plan will set forth in detail the various tasks for construction and completion of the construction of the Tower and the Improvements for each BTS Site. Any material changes in the Implementation Plan shall be subject to written approval by SBCW, not to be unreasonably withheld or delayed. Vendor shall commence the Work pursuant to the Implementation Plan, using such means and methods of construction as will maintain the progress of the Work substantially in accordance with the Site Schedule for each BTS Site and shall cause Completion of each BTS Site in accordance with the requirements of the Site Schedule for such BTS Site.

Section 6.04.     Site Schedule.

(a) To enable the Towers and the Improvements to be planned, scheduled and Completed in an orderly and expeditious manner, Vendor acknowledges and agrees that each Site Schedule shall be consistent with the Specifications and each stage of the Implementation Plan. As shall be provided in each Site Schedule for a BTS Site, following finalization of construction plans and receipt of required regulatory approvals, Vendor has eight (8) weeks to construct the BTS Site. Vendor and SBCW may agree to extend this date for a BTS Site in the applicable Site Schedule or otherwise in a writing between the parties.

(b) Upon the occurrence of an event of Force Majeure, the Site Schedule for any affected BTS Site shall be adjusted to reflect all additional time which will be required for the performance of any of the duties or obligations of Vendor under this Agreement as a result of such event, which adjustment shall be subject to the prior written approval of SBCW, not to be unreasonably withheld or delayed.

(c) Except as set forth in Section 6.04(b) as to an individual BTS Site, no Site Schedule for any BTS Site shall change, and Vendor will have no right to cause any such change, without prior written reasonable approval by SBCW. Within five
(5) Business Days after the receipt of any request from Vendor for a change to any Site Schedule, SBCW shall notify Vendor in writing of its approval or disapproval of such proposed change. Failure of SBCW to respond within said five
(5) Business Day period shall constitute and be deemed an acceptance of such requested change unless the change is, or results in an extension of the

Scheduled Completion Date by more than thirty (30) days with respect to any BTS Site, in which case SBCW must approve such change in writing before it becomes effective, such approval not to be unreasonably withheld.

(d) Vendor acknowledges and agrees that it has an affirmative obligation and responsibility promptly to notify SBCW of any circumstance which affects or may affect any Site Schedule in any material respect and the extent to which such Site Schedule may be affected as a result of such circumstance.

Section 6.05.     Quality Review.

         Vendor shall establish and implement a program to monitor the quality of the construction, as set forth in the Implementation Plan. The purpose of the program shall be to assist in guarding against defects and deficiency in the Work. At any time and from time to time, SBCW may, in its discretion, and without need to demonstrate cause, conduct an independent program to monitor the quality of the construction and Vendor's compliance with its obligations hereunder.

Section 6.06. Compliance with Requirements, Permits, Bonds and Insurance during Construction

         Vendor  shall  comply  with  all   Environmental,   Health  and  Safety
Requirements as they relate to the construction of the Towers and the Improvements or the provision of Collocation Services in connection with the Project. Vendor shall, at its own cost and expense, procure and maintain all licenses and permits required by local, state or federal regulatory agencies and authorities with respect to the construction, and shall comply with all local, state and federal laws, ordinances, rules and regulations applicable to this Agreement. SBCW has the right to audit Vendor's compliance with Environmental, Health and Safety Requirements upon reasonable notice. Vendor shall indemnify and hold harmless each of the SBCW Indemnitees from and against any fine, penalty or damage arising out of the failure by Vendor, its Affiliates or any of their respective employees, agents, contractors, subcontractors, advisors or consultants to comply with any such laws, ordinances, rules or regulations including, without limitation, zoning laws and FAA regulations unless such failure arises from SBCW's willful or negligent conduct. Vendor shall obtain, or cause to be obtained, all required bonds and insurance, including without limitation the insurance required under Article 10, necessary or advisable for the commencement of construction and Completion of the Work with respect to each BTS Site or the provision of Collocation Services.

Section 6.07.     Work Permits.

         Vendor shall be the applicant for any and all necessary Permits for the applicable Work. Vendor shall coordinate and manage all professional and technical services required in connection with the preparation and filing of applications for and obtaining all Permits. Vendor shall be responsible for ensuring that all applications for the Permits are diligently prepared and filed, and pursued and obtained.

Section 6.08.     Construction by Vendor.

(a) Vendor, at Vendor's sole cost and expense, shall cause the Towers and the Improvements to be constructed and installed diligently and in a timely fashion, with workmanship and materials in accordance with standards generally prevailing in the industry and in any event, in accordance with the Specifications, the Implementation Plan for each BTS Site and all applicable laws. SBCW will have the right to approve or reject the quality of all materials, equipment and systems to be used in the Completion of the Towers and Improvements that are different from or not in conformity with the Specifications. Vendor shall supervise the work and activities of the contractors, subcontractors, engineers and other Persons engaged in the design, development, construction and installation of the Towers and Improvements. Vendor shall obtain, or cause to be obtained, all warranties. Vendor shall cause the construction of a Tower and other Improvements on each BTS Site in accordance with this Agreement, including the applicable Site Schedule and on or before the Site Completion Date.

(b) If SBCW reasonably requests changes to the Specifications, Vendor shall promptly make such changes to the Specifications and SBCW shall adjust the Implementation Plan, the Site Schedule for any affected Site, as may be necessary or required, in SBCW's reasonable judgment provided that (i) the change in the Specifications would not have a material adverse effect on the Permitted Use under the BTS Sublease or on the BTS Site generally; and (ii) SBCW pays any reasonable costs incurred by Vendor and directly attributable to implementation of such changes.

Section 6.09.     Site Data.

         In performing Services hereunder, Vendor shall compile data concerning each BTS Site and furnish such data to SBCW, all in accordance with the procedures set forth in Annex C and Annex G, including all Compliance Data and Completion Data.

Section 6.10.     Warranty.

         Vendor does hereby warrant and guarantee that the Tower and Improvements on each BTS Site and all workmanship and materials incorporated therein will be constructed in accordance with the Specifications and will be free from defects in workmanship and materials: (i) as to the Tower (to the extent constructed by Vendor as opposed to SBCW), for a period commencing on the Completion Date for such BTS Site and ending upon the expiration of the term of the Site Designation Supplement, after giving effect to any and all extensions thereof, and (ii) as to the Improvements and Constructed Improvements (to the extent made by Vendor as opposed to SBCW), for a period of one (1) year commencing on the Completion Date (the "Warranty Period"). In addition, at SBCW's request, Vendor shall assign to SBCW a nonexclusive right to enforce all warranties respecting materials used by Vendor in Completing each BTS Site and shall secure any and all consents from the suppliers of such materials to make such assignment effective or enforce any such warranties on behalf of SBCW. If any defect or deviation should exist, develop, be discovered or appear within the Warranty Period, Vendor, at its sole cost and expense, immediately upon demand, shall fully and completely repair, correct and eliminate such defect or deviation. The foregoing warranties and guarantees are cumulative of and in addition to, and not restrictive of or in lieu of, any and all other warranties and guarantees provided for or required by the Specifications, any other provision of this Agreement or applicable laws, and shall survive the expiration or termination of this Agreement.

Section 6.11.     Access and Inspection.

(a) The construction shall be performed in such a manner as will permit SBCW to inspect each BTS Site. SBCW may, at its election, conduct or have conducted such inspections as it deems necessary at each BTS Site. If SBCW notifies Vendor of any observed defects or nonconformities with the Specifications, Vendor shall promptly correct any defect or nonconformity in such time and manner as will permit Completion of each BTS Site in accordance with the Site Schedule for such BTS Site. The failure of SBCW to inspect any BTS Site, however, will not in any way limit, waive, or otherwise affect the rights of SBCW with respect to any of Vendor's warranties or obligations under this Agreement.

(b) SBCW will have access to any BTS Site during all working hours, and will have the right to observe the Work performed; provided, however, that SBCW shall not delay, hinder or interfere with the performance of the Work. SBCW's inspection of any Work will not relieve Vendor of any of its obligations to perform the Work in accordance with this Agreement, including without limitation the Specifications, except to the extent a specific deviation from the Specifications at any BTS Site is or has been accepted in writing by SBCW. Work found not to be in accordance with the Specifications shall be replaced or re-performed by Vendor, except to the extent a specific deviation from the Specifications is or has been accepted in writing by SBCW. SBCW will have the right to reject materials and workmanship which are defective or not in conformance with the Specifications. Rejected Work at any BTS Site must be promptly removed from such BTS Site. Failure on the part of SBCW to reject defective or nonconforming Work will not be construed to imply an acceptance of such Work; provided, however, to the extent a specific deviation from the Specifications is or has been accepted in writing by SBCW, such deviation shall not be deemed to be defective or nonconforming Work.

(c) Should SBCW consider it necessary or advisable at any time before Completion to examine Work already completed therein, Vendor shall, on request of SBCW, promptly furnish all necessary facilities, labor, and material for that purpose. If such Work is found to be defective in any material respect, Vendor shall pay all expenses of such examination. If, however, such Work is not found to be defective in any material respect, SBCW shall pay all expenses of such examination and restoration of the Work. The Site Schedule as to affected BTS Site shall be equitably adjusted.

Section 6.12.     Completion.

(a) Promptly following the Completion of the Work at any BTS Site in accordance with the requirements of the Specifications and the requirements of this Agreement, including without limitation the construction of the Tower and the Improvements on such BTS Site and the performance of the final cleanup thereon, Vendor shall issue a Completion Certificate with respect to such BTS Site. Not later than twenty (20) days after receipt of such Completion Certificate, SBCW shall provide Vendor with written notice stating (i) SBCW agrees that the Work as to such BTS Site is Completed, in which case SBCW shall countersign such Completion Certificate within such 20-day period, or (ii) SBCW rejects such BTS Site as not Completed, provided SBCW includes an explanation in reasonable detail of the respects in which such BTS Site is not Completed and provides a punch-list in the form of Annex E annexed hereto (the "Punch List") indicating the particulars of any alleged deviation from the Specifications or other requirements of Vendor hereunder. Vendor shall promptly, but not later than within thirty (30) days of the date of the Punch List, and at its own cost and expense, correct any such non-compliance or deviation. Subject to the provisions of Section 6.12(d), SBCW shall commence payment to Vendor of the BTS Rent applicable to such BTS Site pursuant to the BTS Sublease: (i) if SBCW fails to either countersign the Completion Certificate or issue the Punch List within twenty (20) days after SBCW's receipt of the Completion Certificate, upon expiration of such 20-day period; (ii) if SBCW countersigns the Completion Certificate within such 20-day period, when SBCW countersigns the Completion Certificate; (iii) if SBCW issues the Punch List within such 20-day period and the site is Substantially Complete, when SBCW issues the Punch List; or (iv) if SBCW issues the Punch List within such 20-day period and the site is not Substantially Complete, when the site is Substantially Complete.

(b) In addition to any right SBCW may have under Section 6.11, SBCW will have the right to (i) inspect any BTS Site at any time after SBCW receives the notification under Section 6.12(a) and prior to any date on which the Completion Certificate is executed and (ii) notify Vendor in writing if such inspection by SBCW reveals that Completion has not occurred with respect to any BTS Site. Promptly after receipt of any such notification, Vendor shall promptly cause any unperformed Work to be performed.

(c) Upon issuance of the Completion Certificate with respect to a BTS Site and SBCW's countersigning thereof, such BTS Site shall constitute a completed and accepted BTS Site (a "Completed BTS Site"). SBCW shall have the right to commence the installation of its Communications Equipment at a BTS Site from and after Substantial Completion thereof or, with Vendor's prior written consent (not to be unreasonably withheld or delayed), prior to such Substantial Completion.

(d) Notwithstanding Sections 6.12(a) and (c), if at any time before the execution of the Completion Certificate or the Site Designation Supplement with respect to any BTS Site, SBCW commences the installation of its Communications Equipment or Improvements on such BTS Site, the parties shall deliver a Site

Designation Supplement with respect to the applicable BTS Site and SBCW shall be obligated to pay Vendor (or SpectraSite Wireless Towers, Inc., an Affiliate of Vendor) the applicable BTS Rent with respect to such BTS Site; provided, however, that in either case SBCW shall have the right to defer, accrue, and withhold payment of, the applicable BTS Rent until such BTS Site is Completed. Not later than thirty (30) days after any such BTS Site is Complete, SBCW shall pay such accrued BTS Rent, without interest.

                                   Article VII
                             Guaranty Of Obligations

Section 7.01.     TowerCo Parent's Guaranty.

(a) TowerCo Parent hereby unconditionally guarantees to SBCW the full and timely performance and observance of all of the terms, provisions, covenants and obligations of Vendor under this Agreement (the "Obligations"). TowerCo Parent agrees that if Vendor defaults at any time during the term of this Agreement in the performance of any of the Obligations, TowerCo Parent shall faithfully perform and fulfill all Obligations and shall pay to SBCW all attorneys' fees, court costs, and other expenses, costs and disbursements incurred by SBCW on account of any default by Vendor and on account of the enforcement of this guaranty.

(b) If Vendor defaults under this Agreement and SBCW elects to enforce the provisions of this Section 7.01, SBCW shall promptly give TowerCo Parent written notice thereof, which notice shall constitute an exercise of SBCW's rights against TowerCo Parent pursuant to this Section 7.01. Following the receipt of such notice by TowerCo Parent, TowerCo Parent shall have the same period of time as is afforded to Vendor under this Agreement to cure such default but no such cure period shall diminish the obligations of TowerCo Parent under this Section 7.01.

(c) This guaranty obligation of TowerCo Parent shall be enforceable by SBCW in an action against TowerCo Parent without the necessity of any suit, action, or proceedings by SBCW of any kind or nature whatsoever against Vendor, without the necessity of any notice to TowerCo Parent of Vendor's default or breach under this Agreement and without the necessity of any other notice or demand to TowerCo Parent to which TowerCo Parent or Vendor might otherwise be entitled, all of which notices TowerCo Parent hereby expressly waives. TowerCo Parent hereby agrees that the validity of this guaranty and the obligations of TowerCo Parent hereunder shall not be terminated, affected, diminished, or impaired by reason of the assertion or the failure to assert by SBCW against Vendor any of the rights or remedies reserved to SBCW pursuant to the provisions of this Agreement or any other remedy or right which SBCW may have at law or in equity or otherwise.

(d) TowerCo Parent covenants and agrees that this guaranty is an absolute, unconditional, irrevocable and continuing guaranty. The liability of TowerCo Parent hereunder shall not be affected, modified, or diminished by reason of any assignment, renewal, modification or extension of this Agreement or any modification or waiver of or change in any of the covenants and terms of this Agreement by agreement of SBCW and Vendor, or by any unilateral action of either SBCW or Vendor, or by an extension of time that may be granted by SBCW to Vendor or any indulgence of any kind granted to Vendor, or any dealings or transactions occurring between SBCW and Vendor, including, without limitation, any adjustment compromise, settlement, accord and satisfaction, or release, or any bankruptcy, insolvency, reorganization, arrangement, assignment for the benefit of creditors, receivership, or trusteeship affecting Vendor. TowerCo Parent does hereby expressly waive any suretyship defense it may have by virtue of any statute, law, or ordinance of any state or other governmental authority.

(e) All of SBCW's rights and remedies under this guaranty are intended to be distinct, separate, and cumulative and no such right and remedy herein is intended to be the exclusion of or a waiver of any other.

(f) TowerCo Parent hereby waives presentment demand for performance, notice of nonperformance, protest, notice of protest, notice of dishonor, and notice of acceptance. TowerCo Parent further waive any right to require that an action be brought against Vendor or any other person or to require that resort be had by SBCW to any security held by SBCW.

                                  Article VIII
                 Vendor's Additional Obligations As To Bts Sites

Section 8.01.     Hazardous Waste and Contamination Investigation.

(a) Prior to the Ground Lease Effective Date for any BTS Site, Vendor shall cause the Environmental Assessment on such BTS Site to be performed. Vendor shall provide SBCW with copies of any and all such Environmental Assessments.

(b) Within five (5) Business Days after discovery of any Environmental Conditions on any BTS Site not disclosed by, or in excess of the conditions disclosed by, the Environmental Assessment, Vendor shall advise SBCW in writing of such condition and its effect upon the Site Schedule. SBCW reserves the right to reject any proposed BTS Site if, in SBCW's sole discretion, it determines the environmental condition creates an unreasonable risk or liability. All costs and expenses incurred by Vendor arising out of or by reason of the discovery of any such condition on the BTS Site (including, without limitation, costs and expenses paid or incurred to rectify such condition) shall be borne by Vendor. The applicable Site Schedule shall be adjusted to reflect all additional time which will be required for the performance of any of the duties or obligations of Vendor under this Agreement as a result of any such condition.

Section 8.02.     Geotechnical Subsurface and Soil Investigation.

(a) Vendor shall obtain, perform and analyze all reasonably appropriate geotechnical data, soil and subsurface tests and other soil engineering tests and reports necessary to the design, engineering, permitting, and construction of the Tower and the Improvements (except that the provisions of this Section
8.04 shall not apply to the Environmental Assessment).

(b) If Vendor shall have timely obtained all reasonably appropriate tests, but, nonetheless, concealed and unknown conditions that affect the performance of the Work are encountered below ground or in an existing structure other than the Work, then (i) Vendor shall bear all costs and expenses arising out of or by reason of the existence of any such condition on the BTS Site (except to the extent that (x) Vendor notifies SBCW that its good faith estimate of such costs and expenses exceeds $100,000 and Vendor is unwilling to bear any such costs and expenses in excess of such amount, in which event SBCW will have the option, exercisable in its sole discretion, either to (A) agree to pay the amount of any such reasonably incurred costs and expenses in excess of such amount or (B) terminate this Agreement as to such BTS Site, in which event SBCW shall no longer be obligated under Section 3.09 to engage Vendor to perform Services on such BTS Site, and shall be free to engage any other Person to perform such Services), and (ii) the applicable Site Schedule shall be adjusted to reflect all additional time which will be required for the performance of any of the duties or obligations of Vendor under this Agreement as to such BTS Site as a result of any such condition, subject to Vendor's receipt of the prior reasonable approval of SBCW.

Section 8.03.     Additional Environmental Requirements

         Prior to commencement of construction in respect of any BTS Site and as part of the Compliance Data provided to SBCW, Vendor shall perform an analysis to determine whether (i) the proposed site will be located in an officially designated wilderness area or preserve; (ii) the facility may affect federally listed, threatened or endangered species or designated critical habitats; (iii) the facility may affect districts, site buildings, structures, objects, or other cultural resources listed, or eligible for listing, in the National Register of Historic Places; (iv) the facility may affect Indian religious sites; (v) the potential site is located within a 100-year floodplain; (vi) the construction of the facility will involve a significant change in surface features (e.g., wetland fill, deforestation, or water diversion); (vii) the structure will be equipped with high intensity white lights and be located in or near a residential neighborhood; including any future modifications to the rules as directed by the FCC. Vendor shall deliver the results of each such analysis to SBCW upon completion of such analysis, together with a written certification to the results thereof based on the consulting reports received by Vendor, including Vendor's certification that there is no condition of the type described in clauses (i); (ii); (iii); (iv); (v); (vi); or (vii). This data will also include letters and/or other documentation from the governmental agencies with responsibility for these matters, including but not limited to the State Historical Preservation Officer, U.S. Fish and Wildlife, and the U.S. Army Corps of Engineers. If it is found that any condition listed in this Section 8.03 is present at any BTS Site, an Environmental Assessment must be prepared by the Vendor and provided to SBCW. SBCW will be responsible for filing the Environmental Assessment, upon approval of the data contained therein, with the FCC. If any of conditions listed herein are present, no construction may be commenced on a BTS Site until the required FCC applications have been granted and notice of such grant is provided to Vendor by SBCW's authorized representative, and the applicable Site Schedule shall be adjusted accordingly. All costs and expenses incurred by Vendor in connection with or relating to Vendor's compliance with the requirements of this Section 8.03 shall be borne by Vendor. If, notwithstanding anything to the contrary contained herein, Vendor discovers that any of the conditions described in clauses (i)-(vii) of this
Section 8.03 exist and any of these conditions shall have a material adverse effect on the construction, operation or value of such Site, Vendor shall not be obligated to construct or complete such Site.

Section 8.04.     FAA/FCC Compliance.

         Vendor hereby expressly agrees to comply with any and all rules, policies, regulations and interpretations of SBCW relating to or in connection with SBCW's compliance with the applicable FAA and FCC regulations, as such rules, policies, regulations and interpretations are described in Schedule 8.04.

Article IX
                              Agreement To Sublease

Section 9.01.     Execution of the Site Designation Supplement.

         Upon the Commencement Event (as hereinafter defined) with respect to a site, SBCW shall sublease the Leased Space of such BTS Site or TowerCo Existing Site from the applicable Sublessor under the BTS Sublease pursuant to the BTS Sublease and SBCW and the applicable Sublessor Entity under the BTS Sublease shall execute a Site Designation Supplement for such BTS Site or TowerCo Existing Site, thereby supplementing the BTS Sublease so as to cause such BTS Site or TowerCo Existing Site to be covered thereby. SBCW shall designate the specific location of the Leased Space on each BTS Site or TowerCo Existing Site to be initially occupied by SBCW or its Affiliate and the Site Designation Supplement shall reflect such location. As used herein, the term "Commencement Event" shall mean: (i) in the case of a BTS Site, the earlier to occur of (A)
(i) if SBCW fails to either countersign the Completion Certificate or issue the Punch List within twenty (20) days after SBCW's receipt of the Completion Certificate, upon expiration of such 20-day period; (ii) if SBCW countersigns the Completion Certificate within such 20-day period, when SBCW countersigns the Completion Certificate; (iii) if SBCW issues the Punch List within such 20-day period and the site is Substantially Complete, when SBCW issues the Punch List; or (iv) if SBCW issues the Punch List within such 20-day period and the site is not Substantially Complete, when the site is Substantially Complete and (B) the date on which SBCW begins installing its Communications Equipment or Improvements on such BTS Site; (ii) in the case of a TowerCo Existing Site, the earlier of (A) the date agreed to by SBCW and Vendor and (B) the date on which SBCW begins installing its Communications Equipment or Improvements on such TowerCo Existing Site; or (iii) in the case of a site on which a Tower is developed by SBCW or an SBCW Party pursuant to Section 3.10(c), the date on which Completion of such Tower on such site (or the interest of SBCW or an SBCW Party therein) has occurred and such Tower has been transferred to Vendor or SpectraSite Wireless Towers, Inc.

Section 9.02.     Effect of Sublease and Site Designation Supplement.

         The parties acknowledge and agree that upon the Completion of a BTS Site or the final acceptance of an TowerCo Existing Site by SBCW, in addition to any obligations of Vendor hereunder that survive, the respective duties and responsibilities of the parties pertaining to the sublease of such BTS Site or TowerCo Existing Site by Vendor (or by Southern Towers, Inc., an Affiliate of Vendor) to SBCW shall be set forth and governed by the BTS Sublease and a Site Designation Supplement for such BTS Site or TowerCo Existing Site.

                                    Article X
                                    Insurance
Section 10.01.    Vendor's Insurance Requirements.

         Throughout the term of this Agreement, Vendor shall carry and maintain in force the following insurance:

(a) Commercial General Liability Insurance (including protective liability coverage on operations of independent contractors engaged in construction, blanket contractual liability coverage, products liability coverage, and explosion, collapse and underground hazards coverage) for the benefit of Vendor, against claims for personal injury, bodily injury and property damage, with a limit of not less than $1,000,000 in the event of personal injury or bodily injury to any number of persons or of damage to property arising out of any one occurrence, and not less than $2,000,000 in the aggregate applicable to this Project. Such insurance (which may be furnished under a primary policy or an "umbrella" policy or policies with a limit of not less than $5,000,000) shall also include coverage against liability for bodily injury or property damage arising out of use by or on behalf of Vendor of any owned, non-owned or hired automotive equipment for a limit not less than that specified above. Such insurance shall include a cross-liability/severability of interest provision and shall otherwise comply with the requirements applicable to such insurance.

(b) Worker's compensation and related insurance covering all employees of Vendor employed in, on or about the Project in order to provide statutory benefits as required by the applicable laws and otherwise in compliance with the requirements applicable to such insurance, including employer's liability insurance with limits of not less than $1,000,000 each accident/$1,000,000 each employee by decease/1,000,000 policy limits and otherwise in compliance with the requirements applicable to such insurance

(c) Comprehensive automobile liability insurance with limits of not less than $1,000,000 per occurrence and in the aggregate for bodily injury, including death and property damage and otherwise in compliance with the requirements applicable to such insurance.

(d) Vendor's all risk insurance policy with limits of not less than full replacement cost of each Tower and the Improvements of each BTS Site and all TowerCo Existing Sites on which SBCW or its Affiliates are a tenant. So long as such self insurance is reasonable in light of the financial condition of Vendor form time to time, SBCW agrees that Vendor may, at Vendor's option, self insure with respect to all or a portion of the risks required to be insured against by Vendor under this Section 10.01(d).

Section 10.02.    Evidence of Insurance.

         Promptly following SBCW's reasonable requests made from time to time, Vendor shall furnish SBCW with appropriate certificates evidencing the insurance required to be maintained by Vendor hereunder. If Vendor for any reason fails to obtain and/or maintain in force any of the insurance required under Section 10.01, then Vendor shall, and Vendor does hereby agree to, indemnify each SBCW Indemnitee against, and hold, save, and defend each SBCW Indemnitee harmless from, any and all claims, demands, actions, causes of action, suits, liabilities, damages, losses, costs and expenses of any kind or nature whatsoever (including, without limitation, reasonable attorneys' fees and court costs incurred in enforcing this indemnity and otherwise) which such SBCW Indemnitee may suffer or incur, or which may be asserted against such SBCW Indemnitee, whether meritorious or not, against which such SBCW Indemnitee would or should have been insured under any required insurance which Vendor does not for any reason obtain or maintain in force.

Section 10.03.    Waiver of Subrogation.

         Each insurance policy maintained by Vendor with respect to the Project shall contain a waiver of subrogation clause, or shall name both SBCW and against Vendor as insured parties thereunder, so that no insurer shall have any claim over or against SBCW, by way of subrogation or otherwise, with respect to any claims which are insured under any such policy, except for workers compensation insurance.

                                   Article XI
                              Liability; Indemnity

Section 11.01.    Liquidated Damages.

(a) Except as expressly provided in this Agreement, if, as a result of an Excusable Delay, Vendor delays in performing any of its obligations pursuant to any Site Schedule, then SBCW shall adjust any Site Schedule pursuant to Section 6.04(b) so as to allow Vendor to perform the obligations which Vendor could not perform due to such Excusable Delay. If Vendor delays in performing any of its obligations pursuant to any Site Schedule for any reason other than an Excusable Delay, then SBCW will have the option, exercisable in its sole discretion, to allow Vendor to perform the obligations which Vendor could not perform due to such delay to a later time; provided, however, that no such adjustment shall be effective unless evidenced by a writing executed by SBCW.

(b) If Vendor fails to meet its  obligation  to  Substantially  Complete any BTS
Site in accordance with the applicable Site Schedule, in addition to constituting a breach by Vendor, SBCW will have the right to liquidated damages in respect of each BTS Site that has not been Substantially Completed in an amount equal to $7,500 per month (prorated for partial months), for each month or partial month that such failure continues (the "Liquidated Damages"), not to exceed $15,000 for any single BTS Site. If Vendor owes Liquidated Damages in respect of any BTS Site, such Liquidated Damages shall be payable by Vendor in cash, within thirty (30) days from the date of the written notice thereof. If after sixty (60) days the BTS Site is still not Substantially Complete, SBCW shall no longer be obligated to engage Vendor to perform the Services on such BTS Site and SBCW shall be free to engage any Person to complete the Tower. Improvements and Constructed Improvements on such BTS Site.

(c) The payment of the Liquidated Damages shall not relieve Vendor from its obligations to construct and install the Towers and Improvements, and perform its other obligations hereunder in accordance with the respective Site Schedules. The parties hereto acknowledge that the amount of the Liquidated Damages payable by Vendor to SBCW under this Section 11.01 constitute liquidated damages and not penalties, that the injuries to SBCW caused by Vendor's delays described above are difficult or impossible to estimate accurately, and that the sums payable herein are reasonable estimates of the probable losses associated with such injuries. The parties further acknowledge that SBCW may not assert other damages separate from and in addition to the Liquidated Damages for losses related to delay.

Section 11.02.    Indemnity of SBCW.

(a) Vendor shall, and Vendor does hereby agree to, indemnify and hold harmless each SBCW Indemnitee from and against any loss, damage, including without limitation any direct or indirect, special, incidental or consequential damages, liability, cost, expense, action or claim, including reasonable attorneys' fees and amounts paid in settlement ("Claims"), by reason of or arising out of: (i) personal injury, death, and damage to tangible property resulting from (A) the intentional or negligent acts or omissions of Vendor's directors, officers, employees, agents, consultants, contractors or subcontractors in connection with the Completion of each BTS Site and performance of this Agreement, or (B) any design or manufacturing defect in any Tower, the Improvements or any part thereof, whether manufactured by Vendor hereunder or otherwise or any defects in construction or installation of any Tower, Improvements or Constructed Improvements; (ii) Vendor's breach of its obligations under this Agreement including without limitation in respect of any Services; (iii) the termination or removal of any employee or subcontractor of Vendor pursuant to Section 3.06(d); (iv) Vendor's breach of any representation or warranty in this Agreement, including without limitation its warranty pursuant to Section 6.10; or (v) failure of Vendor to comply with any obligation under this Agreement as to Governmental Requirements.

(b) SBCW shall, and SBCW does hereby agree to, indemnify and hold harmless Vendor, Vendor's Affiliates, and the respective directors, officers, employees, agents, contractors, subcontractors, advisors and consultants of Vendor and Vendor's Affiliates (each, a "Vendor Indemnitee") from and against any Claim, by reason of or arising out of personal injury, death and damage to tangible property resulting from the intentional or negligent acts or omissions of SBCW, but only to the extent (i) such injury, death or damage is caused by SBCW in connection with (x) SBCW's installation of any Constructed Improvements or any of SBCW Communications Equipment, (y) inspections pursuant to Section 6.11 or
(z) the provisions of Section 6.12(d) relating to SBCW's operation of its Communications Equipment prior to the execution of the Completion Certificate and (ii) Vendor is not responsible therefor under the terms of this Agreement.

Section 11.03.    Relationship to Insurance.

         In no event shall the indemnification provisions of Section 11.02 above diminish, affect impede or impair, in any manner whatsoever, the benefits to which any SBCW Indemnitee may be entitled under any insurance policy required by this Agreement or otherwise with respect to the Project or under the terms of any waiver of any subrogation contained therein.

Section 11.04.    No Third-Party Beneficiaries.

         None of the duties and obligations of Vendor under this Agreement shall in any way or in any manner be deemed to create any liability of Vendor to, or any rights in, any person or entity other than the SBCW Indemnitees and the Vendor Indemnitees.

                                   Article XII
                    Additional Representations And Warranties

Section 12.01.    SBCW's Representations and Warranties.

         SBCW represents and warrants to Vendor that: (i) SBCW is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware; and (ii) SBCW has the full and complete right, power and authority to enter into this Agreement and perform its respective duties and obligations under this Agreement in accordance with the terms and conditions of this Agreement.

Section 12.02.    Vendor's Representations and Warranties.

(a) Vendor represents and warrants that Vendor is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the full and complete right, power and authority to enter into this Agreement and perform Vendor's duties and obligations under this Agreement in accordance with the terms and conditions of this Agreement.

(b) Vendor represents and warrants to SBCW that at all times during the term of this Agreement, Vendor shall have sufficient funds available to Complete the Project in accordance with this Agreement, including, without limitation, the Implementation Plan and Site Schedules.

Section 12.03.    TowerCo Parent's Representations and Warranties.

         TowerCo Parent represents and warrants that: TowerCo Parent is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware; and (ii) TowerCo Parent has the full and complete right, power and authority to enter into this Agreement and perform its respective duties and obligations under this Agreement in accordance with the terms and conditions of this Agreement.

                                  Article XIII
                             Default And Termination

Section 13.01.    Default by Vendor.

(a)      The following events shall constitute events of default by Vendor:

          (i) If Vendor, in any material respect: violates or breaches, or fails fully and completely to observe, keep, satisfy, perform or comply with any terms, covenants, conditions, requirements, provisions, duties and obligations under this Agreement other than the breaches described in clauses (ii), (iii) (iv), (v) and (vi) below, and does not cure or remedy such failure to perform within ten (10) days after receipt of written notice from SBCW with respect thereto (which notice shall describe with reasonable particularity such failure); provided, however, that if such failure to perform shall necessitate longer to cure than such ten (10) day period, and SBCW does not unreasonably object to an extension, then such cure period shall be extended for such period of time as is reasonably necessary to cure such failure to perform, provided, further, that Vendor commences such cure within ten (10) days after receipt of written notice from SBCW and thereafter proceeds diligently and in good faith to cure the default within thirty (30) days from the date of receipt of notice of such default;

          (ii) If, (x) in any consecutive twelve (12) month period, SBCW becomes entitled to the Liquidated Damages pursuant to Section 11.01(b) in excess of $200,000 in respect of any BTS Sites or (y) SBCW becomes entitled to Liquidated Damages pursuant to Section 11.01(b) in the amount of $15,000 in respect of any BTS Site;

          (iii) If any representation or warranty made by Vendor in this Agreement or the BTS Sublease was false or misleading in any material respect on the date as of which made (or deemed made);

          (iv) if Vendor breaches the provisions of Section 5.01(a);

          (v) if Vendor breaches the provisions of Section 5.02 hereof;

          (vi) If (A) a trustee or receiver is appointed to take possession or control of all or substantially all of Vendor's assets, and such receiver or trustee shall fail, within sixty (60) days of appointment to affirm or assume this Agreement, to provide adequate assurance as to its ability to perform all of the terms and conditions of this Agreement as a receiver or trustee of Vendor, to cure all other events of default and to pay all damages incurred by SBCW as a result of all events of default; (B) Vendor shall commence any voluntary proceeding under present or future Federal bankruptcy laws or under any other bankruptcy, insolvency or other laws respecting debtor's rights; or (C) an "order for relief" or other judgment or decree by any court of competent jurisdiction is entered against Vendor in any involuntary proceeding against Vendor under present or future Federal bankruptcy laws or under any other bankruptcy, insolvency or other laws respecting debtor's rights, or any such involuntary proceeding shall be commenced against Vendor and shall continue for a period of forty-five
     (45) days after commencement without dismissal.

(b) Upon the occurrence of any event of default by Vendor under this Agreement, SBCW may pursue any and all rights and remedies available under applicable law and any one or more of the following rights and remedies, separately or concurrently or in any combination, without further notice or demand whatsoever:

          (i) upon the occurrence of any event of default with respect to a BTS Site under Sections 13.01(a)(i), (ii)(y), (iii), (iv) or (v), SBCW may, at its option, either (x) suspend its obligations with respect to such BTS Site until such default is cured by Vendor or terminate its obligations to engage Vendor to perform Services in respect of such BTS Site pursuant to
     Section 3.10, by giving Vendor written notice thereof, and thereafter SBCW shall have the right to engage any Person to perform Services in respect of such BTS Site or an alternative site within the applicable SARF or (y) terminate this Agreement as to such BTS Site by giving Vendor written notice of termination and, thereafter SBCW shall have the right to engage any Person to perform Services in respect to such BTS Site or an alternative site within the applicable SARF; or

          (ii) upon the  occurrence of any event of default:  (A) under Sections
     13.01 (a)(ii)(x) or (vi), or (B) with respect to more than ten percent (10%) or more of the proposed cell sites accepted by SBCW pursuant to
     Section 5.01 during any twelve (12) consecutive month period under Sections 13.01(a)(i), (ii)(y), (iii), (iv) or (v), SBCW may, at its option, either:
     (x) suspend its obligations until such default is cured by Vendor or terminate its obligations to engage Vendor to perform Services (including, without limitation, with respect to any or all BTS Sites) pursuant to
     Section 3.10, by giving Vendor written notice thereof, and thereafter SBCW shall have the right to engage any Person to perform Services on any or all BTS Sites or (y) terminate this Agreement in its entirety by giving Vendor written notice of termination, and this Agreement shall be terminated as to all BTS Sites at the time designated by SBCW in its notice of termination to Vendor.

(c) SBCW will have the right to recover from Vendor all costs and expenses incurred by SBCW in enforcing its rights and remedies hereunder, including attorneys' fees and expenses paid or incurred by SBCW in connection with enforcement measures, including the filing of any action at law or in equity or the filing of any appeal of any decision or judgment with respect to any such action. Notwithstanding anything to the contrary contained herein, no party shall be liable to the others for indirect, incidental, special or consequential damages, including but not limited to lost profits, however arising, even if a party has been advised of the possibility of such damages.

(d) The termination of this Agreement by SBCW by reason of default by Vendor shall not relieve Vendor of any of its duties and obligations theretofore accrued under this Agreement prior to the effective date of such termination or any representations or warranties theretofore made by Vendor.

Section 13.02.    Obligations upon Termination.

         Upon the termination of this Agreement, Vendor shall promptly:

(a) Upon request by SBCW, deliver to SBCW or such other person as SBCW may designate all materials, supplies, equipment keys, contracts and documents, all books of account and records maintained pursuant to this Agreement pertaining to this Agreement and the Project.

(b) Upon SBCW's request, assign all existing contracts relating to the Project to SBCW or such other person or entity as SBCW shall designate.

(c) Furnish all such information, take all such other action, and cooperate with SBCW as SBCW shall reasonably require in order to effectuate an orderly and systematic termination of Services and Vendor's other, duties, obligations and activities hereunder.

Section  13.03.  Termination  of  Agreement  by  Vendor  in  Respect  of  SBCW's
Bankruptcy.

         Vendor may terminate this Agreement with respect to all BTS Sites for cause in the event of occurrence of any of the following, after which Vendor shall continue performing its duties and obligations hereunder accrued prior to the effective date of such termination, but shall cease searching for or attempting to acquire any additional cell sites:

(a) A trustee or receiver is appointed to take possession or control of all or substantially all of SBCW's assets, and such receiver or trustee shall fail, within sixty (60) days of appointment, to affirm or assume this Agreement to provide adequate assurance as to its ability to perform all of the terms and conditions of this Agreement as a receiver or trustee of SBCW, to cure all other events of default, and to pay all damages incurred by Vendor as a result of all events of default.

(b) SBCW shall commence any voluntary proceeding under present or future Federal bankruptcy laws or under any other bankruptcy, insolvency or other laws respecting debtor's rights.

(c) An "order for relief" or other judgment or decree by any court of competent jurisdiction is entered against SBCW in any involuntary proceeding against SBCW under present or future Federal bankruptcy laws or under any other bankruptcy, insolvency or other laws respecting debtor's rights, or any such involuntary proceeding shall be commenced against SBCW and shall continue for a period of forty-five (45) days after commencement without dismissal.

                                   Article XIV
                                  Force Majeure

Section 14.01.    Force Majeure.

         An event of "Force Majeure" shall mean the following events or circumstances, to the extent that they delay the Completion of any BTS Site or the performance of Vendor of its other duties and obligations under this Agreement in respect of a BTS Site:

(a)      Condemnation or other exercise of the power of eminent domain;

(b) Material changes in Governmental Requirements applicable to the construction of the Towers and Improvements and Completion of the BTS Site effective after the Effective Date, and the material orders of any Governmental Authority having jurisdiction over a party;

(c) acts of God, including, without limitation, tornadoes, hurricanes, floods, sinkholes, landslides, earthquakes, epidemics, quarantine and pestilence;

(d)      fire and other casualties, such as explosions and accidents;

(e) acts of a public enemy, acts of war, terrorism, effects of nuclear radiation, blockades, insurrections, riots, civil disturbances or national or international calamities; and

(f) strikes, walkouts, labor disputes or other third party events or conditions to the extent there is no alternative available to comply with the obligations of this Agreement; provided that Vendor is using commercially reasonable efforts to mitigate the effect of such event or condition, and, provided, further that if such event or condition causes a delay in performance for a period greater than forty five (45) days, then SBCW shall have the right to terminate this Agreement as to the affected BTS Site.

Section 14.02.    Effect of Force Majeure.

         Vendor shall be entitled to an adjustment of the Site Schedule for Force Majeure, but only for the number of days due to such causes and only to the extent that such occurrences actually delay the Completion of such BTS Site. The extent of any such adjustment is subject to the prior written approval of SBCW, not to be unreasonably withheld or delayed. Under no circumstances shall a Force Majeure event result in any extension of the Term.

                                   Article XV
                      Fire or Other Casualty; Condemnation

Section 15.01.    Obligation to Reconstruct; Use of Insurance Proceeds.

         In  the  event  of   destruction  or  damage  to  any  Tower  or  other
Improvements by fire or other casualty prior to Completion, Vendor shall restore, reconstruct and repair any such destruction or damage by fire or other casualty such that the Tower and the Improvements shall be in accordance with the Specifications. Vendor shall use all available insurance proceeds for restoration, reconstruction or repair, as required by this Agreement, and SBCW shall consent to such use of insurance proceeds as required. The parties agree to adjust the Site Schedule in order to extend the timetable for the Completion of Work with respect to any destroyed or damaged Towers or Improvements.

Section 15.02.   Condemnation of the Tower or Site; Application of Compensation.

         In the event that a Tower or a BTS Site, or both, or any part thereof, is damaged or taken by the exercise of the power of eminent domain at any time prior to the Completion Date, Vendor shall apply the compensation awarded to and received by it to restoration, reconstruction and repair of the Tower; provided, however, that the Tower can (i) be restored, reconstructed or repaired, and (ii) be commercially feasible for its Permitted Use as contemplated by the BTS Sublease after the Taking (as defined in the BTS Sublease). The parties agree to adjust the Site Schedule in order to extend the timetable for the Completion of Work with respect to the taken Tower or BTS Site.

Article XVI
                                  Miscellaneous

Section 16.01.    Notices

         Whenever any notice, demand, request, advice or other communication is required or permitted under this Agreement such notice, demand or request shall be in writing and shall be sent by registered or certified mail, postage prepaid, return receipt requested, or be sent by nationally recognized commercial courier for next Business Day delivery so long as such commercial courier requires the recipient to sign a receipt evidencing delivery, to the addresses set forth below or to such other addresses as are specified by written notice given in accordance herewith:

         SBCW or SBCW Party:          SBC Wireless, LLC
                                      c/o SBC Wireless, Inc.
                                      17330 Preston, #100A
                                      Dallas, Texas 75252
                                      Attention:  General Counsel
                                      Facsimile No.:  (972) 733-2021

                                      with a copy to:

                                      SBC Communications Inc.
                                      175 E. Houston
                                      San Antonio, Texas 78205
                                      Attention:  Vice President and Assistant
                                      General Counsel
                                      Facsimile No.:  (210) 351-3488

         TowerCo Parent:              SpectraSite Holdings, Inc.
                                      100 Regency Forest Drive, Suite 400
                                      Cary, North Carolina 27511
                                      Attention: General Counsel
                                      Facsimile No.: (919) 468-8522

                                      with a copy to:

                                      Paul, Weiss, Rifkind, Wharton & Garrison
                                      1285 Avenue of the Americas
                                      New York, New York  10019-6064
                                      Attention:  Mitchell L. Berg, Bruce A
                                                  Gutenplan
                                      Facsimile No.: (212) 757-3990

         Vendor:                      SpectraSite Communications, Inc.
                                      100 Regency Forest Drive, Suite 400
                                      Cary, North Carolina 27511
                                      Attention: General Counsel
                                      Facsimile No.: (919) 468-8522

                                      with a copy to:

                                      Paul, Weiss, Rifkind, Wharton & Garrison
                                      1285 Avenue of the Americas
                                      New York, New York  10019-6064
                                      Attention:  Mitchell L. Berg, Bruce A
                                                  Gutenplan
                                      Telephone No.:  (212) 373-3000
                                      Facsimile No.:  (212) 757-3990

All notices, demands, requests, advice or communications given by mailing shall be deemed given on the date of receipt in the United States Mail; those given by commercial courier shall be deemed given on the date such notice, demand, request, advice or communication is delivered to the recipients address set forth above or to such other address as is specified by written notice given in accordance herewith. Any notice, demand, request, advice or communication not received because of changed address or facsimile number of which no notice was given or because of refusal to accept delivery shall be deemed received by the party to whom addressed on the date of hand delivery, on the date of facsimile transmittal, on the first calendar day after deposit with commercial courier, or on the third calendar day following deposit in the United States Mail, as the case may be.

Section 16.02.    Assignment, Binding Effect.

         The rights of the parties under this Agreement are personal to the parties and, subject to the provisions of Section 3.12, may not be assigned without the prior written consent of the other party, except that (i) Vendor may retain third party contractors to perform its obligations hereunder and may delegate any of its obligations hereunder to wholly-owned direct or indirect subsidiaries of TowerCo Parent and assign any rights relating thereto to such subsidiaries, provided that the retaining of such third parties or such delegation or assignment shall not relieve or release Vendor from its obligations hereunder and (ii) TowerCo Parent and Vendor may collaterally assign, mortgage, pledge, hypothecate or otherwise collaterally transfer their interest in this Agreement to any Permitted Subleasehold Collateral Assignee (as defined in that certain Lease and Sublease, dated the date hereof, by and between SBC Tower Holdings LLC and Southern Towers, Inc. (the "SBCW Sublease")), and any such Permitted Subleasehold Collateral Assignee (as defined in the SBCW Sublease) shall have the right to exercise remedies under any such mortgage, pledge, hypothecation or other collateral transfer in the manner consistent with the provisions of this and every other agreement between TowerCo Parent, Vendor and SBCW made in connection with this transaction. This Agreement shall be binding upon and enforceable against, and shall inure to the benefit of, the parties hereto and their respective legal representatives, successors and permitted assigns.

Section 16.03.    Authorized Representatives.

         Any consent, approval, authorization or other action required or permitted to be given or taken under this Agreement by SBCW or Vendor, as the case may be, shall be given or taken by one or more of the Contract Managers or other authorized representatives of each party. The written statements and representations of the Contract Managers or any other authorized representative of SBCW or Vendor shall be binding upon the party for whom the applicable Contract Managers or such other person is an authorized representative, and the other party hereto shall have no obligation or duty whatsoever to inquire into the authority of any Contract Managers or such other authorized representative to take any action which he proposes to take.

Section 16.04.    Headings.

         The use of headings, captions and numbers in this Agreement is solely for the convenience of identifying and indexing the various provisions in this Agreement and shall in no event be considered otherwise in construing or interpreting any provision in this Agreement

Section 16.05.    Annexes, Exhibits and Schedules.

         Each and every annex, exhibit and schedule referred to or otherwise mentioned in this Agreement is attached to this Agreement and is and shall be construed to be made a part of this Agreement by such reference or other mention at each point at which such reference or other mention occurs, in the same manner and with the same effect as if each annex and exhibit were set forth in full and at length every time it is referred to or otherwise mentioned.

Section 16.06.    Publicity.

         Neither party will advertise or publish any information related to this Agreement without the prior written approval of the other party, except to the extent previously disclosed by a party in accordance with the then existing agreements of the parties.

Section 16.07.    Severability.

         If any term, covenant, condition or provision of this Agreement, or the application thereof to any person or circumstance, shall be held to be invalid or unenforceable, then in each such event the remainder of this Agreement or the application of such term, covenant, condition or provision to any other person or any other circumstance (other than those as to which it shall be invalid or unenforceable) shall not be thereby affected, and each term, covenant, condition and provision hereof shall remain valid and enforceable to the fullest extent permitted by law.

Section 16.08.    Waiver.

         Failure by either party to complain of any action, non-action or default of the other party shall not constitute a waiver of any aggrieved party's rights hereunder. Waiver by either party of any right arising from any default of the other party shall not constitute a waiver of any other right arising from a subsequent default of the same obligation or for any other default, past, present or future.

Section 16.09.    Rights Cumulative.

         All rights, remedies, powers and privileges conferred under this Agreement on the parties shall be cumulative of and in addition to, but not restrictive of or in lieu of, those conferred by law or equity.

Section 16.10.    Time of Essence, Prompt Responses.

         Time is of the essence of this Agreement. Anywhere a day certain is stated for payment or for performance of any obligation, the day certain so stated enters into and becomes a part of the consideration for this Agreement. The parties recognize and agree that the time limits and time periods provided herein are of the essence of this Agreement. The parties mutually agree to exercise their mutual and separate good faith reasonable efforts to consider and respond promptly and as expeditiously as is reasonably possible notwithstanding any time period provided in this Agreement.

Section 16.11.    Applicable Law.

         This Agreement shall be governed by, construed under and interpreted and enforced in accordance with the laws of the State of New York, without regard to its conflicts of laws provisions.

Section 16.12.    Waiver of Jury Trial.

         To the maximum extent permitted by law, the parties hereby knowingly, voluntarily and intentionally waive the right to a trial by jury in respect of any litigation based hereon, arising out of, under or in connection with this Agreement, or any course of conduct, course of dealing, statement (whether verbal or written) or action of either party or any exercise by any party of their respective rights under this Agreement (including, without limitation, any action to terminate this Agreement, and any claim or defense asserting that this Agreement was fraudulently induced or is otherwise void or voidable). This waiver is a material inducement for the parties to enter into this Agreement.

Section 16.13.    Entire Agreement.

         This Agreement contains the entire agreement of SBCW and Vendor with respect to the engagement of Vendor as the Vendor for the Project, and all representations, warranties, inducements, promises or agreements, oral or otherwise, between the parties not embodied in this Agreement shall be of no force or effect.

Section 16.14.    Modifications.

         This Agreement shall not be modified or amended in any respect except by a written agreement executed by both parties.

Section 16.15.    Counterparts.

         This Agreement may be executed in several counterparts, each of which shall be deemed an original, and all of such counterparts together shall constitute one and the same instrument.

Section 16.16.    No Brokers.

(a) SBCW and Vendor hereby represent, agree and acknowledge that no real estate broker or other person, except Goldman, Sachs & Co., which is an advisor to SBCW's parent, SBC Communications Inc., is entitled to claim or to be paid a commission as a result of the execution and delivery of this Agreement including any of the Exhibits, or any proposed improvement use, disposition or lease of any or all of the BTS Site.

(b) SBCW and Vendor warrant and represent to each other that there are no broker's commissions or fees payable in connection with this Agreement by reason of their respective dealings, negotiations or communications other than the advisor's fee payable to Goldman, Sachs & Co. which shall be payable by SBC Communications Inc. SBCW and Vendor shall, and do hereby indemnify, defend and hold harmless each other from and against the Claims of any and all brokers, agents and other intermediaries alleging a commission, fee or other payment to be owing by reason of their respective dealings, negotiations or communications in connection with this Agreement.

Section 16.17.    Power of Attorney by SBCW Parties; Authorization.

(a) SBCW Parties and each of them, hereby irrevocably constitute and appoint SBCW (the "Agent") as their agent to modify, amend or otherwise change this Agreement or any of its terms or provisions, to take all actions and to execute all documents necessary or desirable to effect the terms of this Agreement, and to take all actions and to execute all documents which may be necessary or desirable in connection therewith, to give and receive consents and all notices hereunder, to negotiate and settle claims for identification, and to perform any other act arising under or pertaining to the Agreement (including, without limitation, issuing an SARF to Vendor and accepting or rejecting any BTS Site or TowerCo Existing Site proposed by Vendor for use by such SBCW Party, the issuance of a Completion Certificate with respect thereto or any other matter pertaining to a BTS Site or the Project). SBCW Parties, and each of them, agree that service of process upon the Agent in any action or proceeding arising under or pertaining to the Agreement shall be deemed to be valid service of process upon SBCW Parties.

(b) Nothing contained herein shall be deemed to make the Agent liable to SBCW Parties because of service in its capacity as agent. In performing any of its duties hereunder, the Agent shall not incur any liability to SBCW Parties for losses, damages, Liabilities or expenses, except for its willful default.

(c) It is expressly understood and agreed that this power of attorney and the agency created hereby is coupled with an interest of the respective parties hereto and shall be binding and enforceable on and against the respective successors and assigns of SBCW Parties, and each of them, and this power of attorney shall not be revoked or terminated and shall continue to be binding and enforceable in the manner provided herein.

              SIGNATURE PAGE TO SPECTRASITE BUILD-TO-SUIT AGREEMENT

         IN WITNESS WHEREOF, SBCW, TowerCo Parent and Vendor have caused their respective duly authorized representatives to execute, seal and deliver this Agreement all as of the day and year first above written.

                      SBCW:
                      SBC WIRELESS, LLC,
                      for itself and for certain of its Affiliates, some of whose names appear below



                      By: /s/Kathy Rehmer
                         -----------------------------------
                         Kathy Rehmer, as attorney-in-fact


                      VENDOR:
                      SPECTRASITE COMMUNICATIONS, INC.



                      By:/s/Glen Spivak
                         -----------------------------------
                          Glen Spivak
                          Vice President


                      TOWERCO PARENT:
                      SPECTRASITE HOLDINGS, INC.



                      By: /s/Richard Byrne
                         -----------------------------------
                          Richard Byrne
                          Title: Executive Vice President




                       [Signatures continued on next page]










              SIGNATURE PAGE TO SPECTRASITE BUILD-TO-SUIT AGREEMENT

                                SBCW PARTIES:

                                ABILENE SMSA LIMITED PARTNERSHIP

                                       By:  SOUTHWESTERN BELL WIRELESS
                                            LLC, General Partner

                                            By:   SBC WIRELESS, LLC, its manager



                                                  By:/s/Kathy Rehmer
                                                     ---------------------------
                                                      Kathy Rehmer
                                                      as Attorney-in-Fact by
                                                      Power-of-Attorney

                              AMARILLO SMSA LIMITED PARTNERSHIP

                                      By:  SOUTHWESTERN BELL WIRELESS
                                           LLC, General Partner

                                           By:   SBC WIRELESS, LLC, its manager



                                                 By:/s/Kathy Rehmer
                                                    ----------------------------
                                                     Kathy Rehmer
                                                     as Attorney-in-Fact by
                                                     Power-of-Attorney

                              AMCELL OF ATLANTIC CITY, LLC

                                        By:  AMERICAN CELLULAR NETWORK
                                             LLC, its manager

                                             By:  SBC WIRELESS, LLC, its manager



                                                   By:/s/Kathy Rehmer
                                                      --------------------------
                                                       Kathy Rehmer
                                                       as Attorney-in-Fact by
                                                       Power-of-Attorney

                                 AMERICAN CELLULAR NETWORK
                                 COMPANY, LLC

                                             By:  SBC WIRELESS, LLC, its manager


                                                   By:/s/Kathy Rehmer
                                                      --------------------------
                                                       Kathy Rehmer
                                                       as Attorney-in-Fact by
                                                       Power-of-Attorney

                                 AMERITECH MOBILE COMMUNICATIONS,
                                 LLC


                                             By:  SBC WIRELESS, LLC, its manager



                                                   By:/s/Kathy Rehmer
                                                      --------------------------
                                                       Kathy Rehmer
                                                       as Attorney-in-Fact by
                                                       Power-of-Attorney

                                 AMERITECH WIRELESS COMMUNICATIONS,
                                 LLC


                                             By:   SBC WIRELESS, LLC, its manage



                                                   By:/s/Kathy Rehmer
                                                      --------------------------
                                                       Kathy Rehmer
                                                       as Attorney-in-Fact by
                                                       Power-of-Attorney

                                 AURORA/ELGIN CELLULAR TELEPHONE,
                                 LLC

                                        By:  AMERICAN CELLULAR NETWORK
                                             LLC, its manager

                                             By:  SBC WIRELESS, LLC, its manager



                                                   By:/s/Kathy Rehmer
                                                      --------------------------
                                                       Kathy Rehmer
                                                       as Attorney-in-Fact by
                                                       Power-of-Attorney

                                 CELL SOUTH OF NEW JERSEY LLC


                                             By:  SBC WIRELESS, LLC, its manager



                                                   By:/s/Kathy Rehmer
                                                      --------------------------
                                                       Kathy Rehmer
                                                       as Attorney-in-Fact by
                                                       Power-of-Attorney

                                 CHAMPAIGN CELLTELCO

                                        By:  SOUTHWESTERN BELL MOBILE
                                             SYSTEMS   LLC, General Partner

                                             By:  SBC WIRELESS, LLC, its manager



                                                   By:/s/Kathy Rehmer
                                                      --------------------------
                                                       Kathy Rehmer
                                                       as Attorney-in-Fact by
                                                       Power-of-Attorney

                                 CINCINNATI SMSA LIMITED PARTNERSHIP

                                        By:  AMERITECH MOBILE
                                             COMMUNICATIONS LLC, General
                                                     Partner

                                             By:  SBC WIRELESS, LLC, its manager



                                                   By:/s/Kathy Rehmer
                                                      --------------------------
                                                       Kathy Rehmer
                                                       as Attorney-in-Fact by
                                                       Power-of-Attorney

                                 CORPUS CHRISTI SMSA LIMITED
                                 PARTNERSHIP

                                          By:  SOUTHWESTERN BELL WIRELESS
                                                   LLC, its General Partner

                                             By:  SBC WIRELESS, LLC, its manager



                                                   By:/s/Kathy Rehmer
                                                      --------------------------
                                                       Kathy Rehmer
                                                       as Attorney-in-Fact by
                                                       Power-of-Attorney

                                 C-SW CELLULAR PARTNERSHIP


                               By:    SOUTHWESTERN BELL MOBILE
                                      SYSTEMS, LLC, its General Partner

                               By:    SBC WIRELESS, LLC, its manager



                                      By:/s/Kathy Rehmer
                                         ---------------------------------------
                                                Kathy Rehmer
                                                as Attorney-in-Fact by
                                                Power-of-Attorney


                               By:    AMERICAN CELLULAR NETWORK LLC,
                                      its General Partner

                               By:    SBC WIRELESS, LLC, its manager



                                      By:/s/Kathy Rehmer
                                         ---------------------------------------
                                                Kathy Rehmer
                                                as Attorney-in-Fact by
                                                Power-of-Attorney

                                 DALLAS SMSA LIMITED PARTNERSHIP

                                        By:  SOUTHWESTERN BELL WIRELESS
                                             LLC, General Partner

                                             By:  SBC WIRELESS, LLC, its manager



                                                   By:/s/Kathy Rehmer
                                                      --------------------------
                                                       Kathy Rehmer
                                                       as Attorney-in-Fact by
                                                       Power-of-Attorney

                                 DECATUR CELLULAR TELEPHONE COMPANY LLC

                                        By:    SBC WIRELESS, LLC, its manager



                                               By:/s/Kathy Rehmer
                                                  ------------------------------
                                                     Kathy Rehmer
                                                     as Attorney-in-Fact by
                                                     Power-of-Attorney

                                         DELAWARE VALLEY PCS COMMUNICATIONS, LLC

                                                 By:  AMERICAN CELLULAR NETWORK
                                                      LLC, its manager

                                                      By:   SBC WIRELESS, LLC,
                                                            its manager



                                                        By:/s/Kathy Rehmer
                                                          ----------------------
                                                            Kathy Rehmer
                                                            as Attorney-in-Fact
                                                            by Power-of-Attorney

                                          DETROIT SMSA LIMITED PARTNERSHIP

                                                 By:  AMERITECH MOBILE
                                                      COMMUNICATIONS LLC, Genera
                                                              Partner

                                                      By:   SBC WIRELESS, LLC,
                                                            its manager



                                                         By:/s/Kathy Rehmer
                                                            --------------------
                                                            Kathy Rehmer
                                                            as Attorney-in-Fact
                                                            by Power-of-Attorney

                                   EASTERN MISSOURI CELLULAR LIMITED PARTNERSHIP

                                                 By:  SOUTHWESTERN BELL WIRELESS
                                                      LLC, General Partner

                                                      By:   SBC WIRELESS, LLC,
                                                            its manager



                                                        By:/s/Kathy Rehmer
                                                           ---------------------
                                                            Kathy Rehmer
                                                            as Attorney-in-Fact
                                                            by Power-of-Attorney

                                   GARY CELLULAR TELEPHONE COMPANY

                                          By:  SOUTHWESTERN BELL MOBILE
                                               SYSTEMS   LLC, General Partner

                                              By: SBC WIRELESS, LLC, its manager



                                                     By:/s/Kathy Rehmer
                                                        ------------------------
                                                         Kathy Rehmer
                                                         as Attorney-in-Fact by
                                                         Power-of-Attorney

                                   HOUMA THIBADOUX CELLULAR PARTNERSHIP

                                          By:  SBC WIRELESS, LLC, its General
                                                       Partner



                                          By:/s/Kathy Rehmer
                                             -----------------------------------
                                               Kathy Rehmer
                                               as Attorney-in-Fact by Power-of-
                                               Attorney

                                   JOLIET CELLULAR TELEPHONE, LLC

                                          By:  AMERICAN CELLULAR NETWORK
                                               LLC, its manager

                                             By: SBC WIRELESS, LLC, its manager



                                                     By:/s/Kathy Rehmer
                                                       -------------------------
                                                         Kathy Rehmer
                                                         as Attorney-in-Fact by
                                                         Power-of-Attorney

                                   KANSAS CITY SMSA LIMITED PARTNERSHIP

                                          By:  SOUTHWESTERN BELL WIRELESS
                                               LLC, General Partner

                                              By: SBC WIRELESS, LLC, its manager



                                                     By:/s/Kathy Rehmer
                                                       -------------------------
                                                         Kathy Rehmer
                                                         as Attorney-in-Fact by
                                                         Power-of-Attorney

                                   LUBBOCK SMSA LIMITED PARTNERSHIP

                                          By:  SOUTHWESTERN BELL WIRELESS
                                               LLC, General Partner

                                              By: SBC WIRELESS, LLC, its manager



                                                     By:/s/Kathy Rehmer
                                                       -------------------------
                                                         Kathy Rehmer
                                                         as Attorney-in-Fact by
                                                         Power-of-Attorney

                                   MADISON SMSA LIMITED PARTNERSHIP

                                          By:  AMERICAN MOBILE
                                               COMMUNICATIONS LLC, General
                                                       Partner

                                              By: SBC WIRELESS, LLC, its manager



                                                     By:/s/Kathy Rehmer
                                                       -------------------------
                                                         Kathy Rehmer
                                                         as Attorney-in-Fact by
                                                         Power-of-Attorney

                               MCALLEN-EDINBURG-MISSION SMSA LIMITED PARTNERSHIP

                                          By:  SOUTHWESTERN BELL WIRELESS
                                               LLC, General Partner

                                            By:   SBC WIRELESS, LLC, its manager



                                                     By:/s/Kathy Rehmer
                                                       -------------------------
                                                         Kathy Rehmer
                                                         as Attorney-in-Fact by
                                                         Power-of-Attorney

                                   MIDLAND-ODESSA SMSA LIMITED PARTNERSHIP

                                          By:  SOUTHWESTERN BELL WIRELESS
                                               LLC, General Partner

                                            By:   SBC WIRELESS, LLC, its manager



                                                     By:/s/Kathy Rehmer
                                                       -------------------------
                                                         Kathy Rehmer
                                                         as Attorney-in-Fact by
                                                         Power-of-Attorney

                                   MILWAUKEE SMSA LIMITED PARTNERSHIP

                                          By:  AMERITECH MOBILE
                                               COMMUNICATIONS LLC, General
                                                       Partner

                                            By:   SBC WIRELESS, LLC, its manager



                                                     By:/s/Kathy Rehmer
                                                       -------------------------
                                                         Kathy Rehmer
                                                         as Attorney-in-Fact by
                                                         Power-of-Attorney

                                   MISSOURI RSA 8 LIMITED PARTNERSHIP

                                          By:  SOUTHWESTERN BELL WIRELESS
                                               LLC, General Partner

                                              By: SBC WIRELESS, LLC, its manager



                                                     By:/s/Kathy Rehmer
                                                       -------------------------
                                                         Kathy Rehmer
                                                         as Attorney-in-Fact by
                                                         Power-of-Attorney

                                   MISSOURI RSA 9B1 LIMITED PARTNERSHIP

                                          By:  SOUTHWESTERN BELL WIRELESS
                                               LLC, General Partner

                                              By: SBC WIRELESS, LLC, its manager



                                                     By:/s/Kathy Rehmer
                                                       -------------------------
                                                         Kathy Rehmer
                                                         as Attorney-in-Fact by
                                                         Power-of-Attorney

                                   MISSOURI RSA 11/12 LIMITED PARTNERSHIP

                                          By:  SOUTHWESTERN BELL WIRELESS
                                               LLC, General Partner

                                              By: SBC WIRELESS, LLC, its manager



                                                     By:/s/Kathy Rehmer
                                                       -------------------------
                                                         Kathy Rehmer
                                                         as Attorney-in-Fact by
                                                         Power-of-Attorney

                                 NEHOLDINGS, LLC

                                   By:    SBC WIRELESS, LLC, its manager



                                        By:/s/Kathy Rehmer
                                           ------------------------------------
                                           Kathy Rehmer
                                           as Attorney-in-Fact by Power-of-
                                           Attorney

                                   OKLAHOMA CITY SMSA LIMITED PARTNERSHIP

                                          By:  SOUTHWESTERN BELL WIRELESS
                                               LLC, General Partner

                                              By: SBC WIRELESS, LLC, its manager



                                                     By:/s/Kathy Rehmer
                                                       -------------------------
                                                         Kathy Rehmer
                                                         as Attorney-in-Fact by
                                                         Power-of-Attorney

                                   OKLAHOMA RSA 3 LIMITED PARTNERSHIP

                                          By:  SOUTHWESTERN BELL WIRELESS
                                               LLC, General Partner

                                              By: SBC WIRELESS, LLC, its manager



                                                   By:/s/Kathy Rehmer
                                                      --------------------------
                                                      Kathy Rehmer
                                                      as Attorney-in-Fact by
                                                      Power-of-Attorney

                                   OKLAHOMA RSA 9 LIMITED PARTNERSHIP

                                          By:  SOUTHWESTERN BELL WIRELESS
                                               LLC, General Partner

                                              By: SBC WIRELESS, LLC, its manager



                                                     By:/s/Kathy Rehmer
                                                       -------------------------
                                                         Kathy Rehmer
                                                         as Attorney-in-Fact by
                                                         Power-of-Attorney

                                   PACIFIC TELESIS MOBILE SERVICES, LLC

                                          By:  SBC WIRELESS, LLC, its manager



                                               By:/s/Kathy Rehmer
                                                  ------------------------------
                                                     Kathy Rehmer
                                                     as Attorney-in-Fact by
                                                     Power-of-Attorney

                                   ST. JOSEPH SMSA LIMITED PARTNERSHIP

                                          By:  SOUTHWESTERN BELL WIRELESS
                                               LLC, General Partner

                                            By:   SBC WIRELESS, LLC, its manager



                                               By:/s/Kathy Rehmer
                                                  ------------------------------
                                                     Kathy Rehmer
                                                     as Attorney-in-Fact by
                                                     Power-of-Attorney

                                 SAN ANTONIO SMSA LIMITED PARTNERSHIP

                                        By:    SOUTHWESTERN BELL WIRELESS LLC,
                                               its General Partner

                                        By:    SBC WIRELESS, LLC, its manager



                                               By:/s/Kathy Rehmer
                                                  ------------------------------
                                                     Kathy Rehmer
                                                     as Attorney-in-Fact by
                                                     Power-of-Attorney

                                SBMS CELLULAR TELECOMMUNICATIONS BLOOMINGTON LLC

                                        By:    SBC WIRELESS, LLC, its manager



                                               By:/s/Kathy Rehmer
                                                  ------------------------------
                                                     Kathy Rehmer
                                                     as Attorney-in-Fact by
                                                     Power-of-Attorney

                                SBMS CELLULAR TELECOMMUNICATIONS SPRINGFIELD LLC

                                        By:    SBC WIRELESS, LLC, its manager



                                         By:/s/Kathy Rehmer
                                            ------------------------------------
                                               Kathy Rehmer
                                               as Attorney-in-Fact by
                                               Power-of-Attorney

                                    SNET CELLULAR LLC

                                           By:    SBC WIRELESS, LLC, its manager



                                              By:/s/Kathy Rehmer
                                                 -------------------------------
                                                 Kathy Rehmer
                                                 as Attorney-in-Fact by
                                                 Power-of-Attorney

                                            SOUTHWESTERN BELL MOBILE SYSTEMS LLC

                                           By:    SBC WIRELESS, LLC, its manager



                                            By:/s/Kathy Rehmer
                                               ---------------------------------
                                               Kathy Rehmer
                                               as Attorney-in-Fact by
                                               Power-of-Attorney

                                            SOUTHWESTERN BELL WIRELESS, LLC

                                           By:    SBC WIRELESS, LLC, its manager



                                            By:/s/Kathy Rehmer
                                               ---------------------------------
                                                  Kathy Rehmer
                                                  as Attorney-in-Fact by
                                                  Power-of-Attorney

                                   SPRINGWICH CELLULAR LIMITED PARTNERSHIP

                                            By:  SNET CELLULAR LLC, General
                                                 Partner

                                            By:   SBC WIRELESS, LLC, its manager



                                            By:/s/Kathy Rehmer
                                               ---------------------------------
                                                 Kathy Rehmer
                                                 as Attorney-in-Fact by
                                                 Power-of-Attorney

                                            TEXAS RSA 6 LIMITED PARTNERSHIP

                                            By:  SOUTHWESTERN BELL WIRELESS
                                                 LLC, General Partner

                                            By:   SBC WIRELESS, LLC, its manager



                                            By:/s/Kathy Rehmer
                                               ---------------------------------
                                                  Kathy Rehmer
                                                  as Attorney-in-Fact by
                                                  Power-of-Attorney

                                     TEXAS RSA 7B 1 LIMITED PARTNERSHIP

                                         By:  SOUTHWESTERN BELL WIRELESS
                                              LLC, General Partner

                                         By:   SBC WIRELESS, LLC, its manager



                                         By:/s/Kathy Rehmer
                                            ------------------------------------
                                                Kathy Rehmer
                                                as Attorney-in-Fact by
                                                Power-of-Attorney

                                      TEXAS RSA 9B 1 LIMITED PARTNERSHIP

                                      By:  SOUTHWESTERN BELL WIRELESS
                                           LLC, General Partner

                                      By:   SBC WIRELESS, LLC, its manager



                                      By:/s/Kathy Rehmer
                                         --------------------------------------
                                            Kathy Rehmer
                                            as Attorney-in-Fact by
                                            Power-of-Attorney

                                    TEXAS RSA 9B4 LIMITED PARTNERSHIP

                                      By:  SOUTHWESTERN BELL WIRELESS
                                           LLC, General Partner

                                      By:   SBC WIRELESS, LLC, its manager



                                      By:/s/Kathy Rehmer
                                         ---------------------------------------
                                            Kathy Rehmer
                                            as Attorney-in-Fact by
                                            Power-of-Attorney

                                                                            S-48
                                     TEXAS RSA 10B1 LIMITED PARTNERSHIP

                                        By:  SOUTHWESTERN BELL WIRELESS
                                             LLC, General Partner

                                        By:   SBC WIRELESS, LLC, its manager



                                        By:/s/Kathy Rehmer
                                           ------------------------------------
                                              Kathy Rehmer
                                              as Attorney-in-Fact by
                                              Power-of-Attorney

                                   TEXAS RSA 18 LIMITED PARTNERSHIP

                                      By:  SOUTHWESTERN BELL WIRELESS
                                           LLC, General Partner

                                      By:   SBC WIRELESS, LLC, its manager



                                      By:/s/Kathy Rehmer
                                         ---------------------------------------
                                            Kathy Rehmer
                                            as Attorney-in-Fact by
                                            Power-of-Attorney

                                     TEXAS RSA 19 LIMITED PARTNERSHIP

                                     By:  SOUTHWESTERN BELL WIRELESS
                                          LLC, General Partner

                                     By:   SBC WIRELESS, LLC, its manager



                                     By:/s/Kathy Rehmer
                                        ----------------------------------------
                                           Kathy Rehmer
                                           as Attorney-in-Fact by
                                           Power-of-Attorney

                                  TEXAS RSA 20B1 LIMITED PARTNERSHIP

                                   By:  SOUTHWESTERN BELL WIRELESS
                                        LLC, General Partner

                                   By:   SBC WIRELESS, LLC, its manager



                                   By:/s/Kathy Rehmer
                                      ------------------------------------------
                                         Kathy Rehmer
                                         as Attorney-in-Fact by
                                         Power-of-Attorney

                              OPEKA SMSA LIMITED PARTNERSHIP

                                    By:  SOUTHWESTERN BELL WIRELESS
                                         LLC, General Partner

                                         By:   SBC WIRELESS, LLC, its manager



                                               By:/s/Kathy Rehmer
                                                  ------------------------------
                                                   Kathy Rehmer
                                                   as Attorney-in-Fact by
                                                   Power-of-Attorney

                         VINELAND CELLULAR TELEPHONE
                         COMPANY LLC

                                By:    SBC WIRELESS, LLC, its manager



                                       By:/s/Kathy Rehmer
                                          -------------------------------------
                                             Kathy Rehmer
                                             as Attorney-in-Fact by
                                             Power-of-Attorney

                           WASHINGTON/BALTIMORE CELLULAR LIMITED PARTNERSHIP

                                  By:  WASHINGTON/BALTIMORE
                                       CELLULAR HOLDCO LLC, General
                                               Partner

                                       By:   SBC WIRELESS, LLC, its manager



                                             By:/s/Kathy Rehmer
                                                --------------------------------
                                                   Kathy Rehmer
                                                   as Attorney-in-Fact by
                                                   Power-of-Attorney

                                WICHITA SMSA LIMITED PARTNERSHIP

                                       By:  SOUTHWESTERN BELL WIRELESS
                                            LLC, General Partner

                                            By:   SBC WIRELESS, LLC, its manager



                                                  By:/s/Kathy Rehmer
                                                     ---------------------------
                                                       Kathy Rehmer
                                                       as Attorney-in-Fact by
                                                       Power-of-Attorney

                                WORCESTER TELEPHONE COMPANY

                                       By:  SOUTHWESTERN BELL MOBILE
                                            SYSTEMS LLC, General Partner

                                            By:   SBC WIRELESS, LLC, its manager



                                                  By:/s/Kathy Rehmer
                                                     ---------------------------
                                                        Kathy Rehmer
                                                        as Attorney-in-Fact by
                                                        Power-of-Attorney

                                               CCPR OF THE VIRGIN ISLANDS, INC.



                                                By:/s/Paul R. Driscoll
                                                   -----------------------------
                                                      Paul R. Driscoll
                                                      Vice President

                                               CCPR SERVICES, INC.



                                               By:/s/Paul R. Driscoll
                                                  ------------------------------
                                                     Paul R. Driscoll
                                                     Vice President

                                               PINE BLUFF CELLULAR, INC.



                                               By:/s/Paul R. Driscoll
                                                  ------------------------------
                                                     Paul R. Driscoll
                                                     Vice President

                                      PINNACLE CELLULAR LIMITED PARTNERSHIP


                                        By:      OZARK CELLULAR
                                                 CORPORATION, as general partner



                                        By:/s/Paul R. Driscoll
                                           ------------------------------------
                                              Paul R. Driscoll
                                              Vice President

                                               RADIOFONE HOLDINGS, INC.



                                               By:/s/Paul R. Driscoll
                                                  ------------------------------
                                                    Paul R. Driscoll
                                                    Vice President

                                        SAN JUAN CELLULAR TELEPHONE COMPANY

                                        By:    CCPR, INC., General Partner


                                               By:/s/Paul R. Driscoll
                                                  ------------------------------
                                                     Paul R. Driscoll
                                                     Vice President

                                               USVI CELLULAR TELEPHONE
                                               CORPORATION



                                               By:/s/Paul R. Driscoll
                                                  ------------------------------
                                                    Paul R. Driscoll
                                                    Vice President